                                                                                                      Exhibit 10(l)

                                              ASSIGNMENT OF HEAD LEASE

         THIS ASSIGNMENT OF HEAD LEASE (this "Assignment") is made and entered into as of the 10th day of
February, 2003, by and between Wells Fargo Bank Northwest, National Association (formerly First Security Bank,
National Association), not in its individual capacity but solely as Owner Trustee under the AC Trust 2000-1
("Assignor"), and Acxiom Corporation, a Delaware corporation ("Assignee").

                                                      Recitals

         A.       Assignor, as lessee, Assignee, and the City of Little Rock, Arkansas, a municipality and city of the first class organized and existing under the laws of the State of Arkansas, as lessor ("Lessor"), are parties to that certain Head Lease Agreement (the "Lease") dated as of May 1, 2000, pursuant to which Assignor leased certain real property located in Little Rock, Pulaski County, Arkansas, as more particularly described on
Exhibit A attached hereto and made a part hereof (the "Property").

         B.       Pursuant to a Lease Agreement dated as of October 24, 2000 (the "Sublease"), Assignor subleased the Property to Assignee.

         C.       Assignor and Assignee have agreed to terminate the Sublease, Assignor has agreed to assign to
Assignee all of Assignor's right, title and interest in the Lease, and Assignee desires to accept such assignment and assume the obligations of Assignor under the Lease, subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Assignment. Assignor hereby assigns and transfers to Assignee as of the date hereof all of its right, title and interest in and to the Lease.

         2.       Assumption. Assignee hereby accepts such assignment and hereby assumes all of the obligations of Assignor under the Lease, and shall make all payments and keep and perform all conditions and covenants of the
Lease in the same manner as if Assignee were the original lessee thereunder.

         3.       Indemnification. Assignee will indemnify Assignor against and will hold Assignor harmless from any loss, liability, and expense (including reasonable attorneys' fees and court costs) arising out of any breach by Assignee of its agreements contained in this Assignment.

         4.       Acceptance of Property. Assignee acknowledges that it has examined and inspected the Property and accepts it "as is." Assignee further acknowledges that Assignor has not made and does not make any

                                                        1

representations or warranties regarding the physical condition of the Property and that there are no warranties, either expressed or implied, regarding the condition of the Property.

         5.       Consent of Lessor. By its execution below, Lessor hereby consents to the assignment of
Assignor's interest in the Lease to Assignee. This consent shall not be deemed to release Assignor from its obligation to obtain Lessor's consent to any future assignment or subletting.

         6.       Release of Assignor.   Assignee and Lessor each agree that upon execution of this Assignment,
Assignor shall be fully and completely released from any obligations, liabilities and duties in any manner related to the Lease, including without limitation, the obligation to pay Basic Rent and Additional Rent under the Lease. Lessor will take such steps as are appropriate to terminate any security interest filings of record that have been executed by Assignor in favor of Lessor. The provisions of Section 12.10 of the Head Lease shall continue after the effectiveness of this Assignment for the benefit of the Assignor and its beneficiaries.

         7.       Further Assurances. The parties shall, upon written request, execute, acknowledge, and deliver such other documents and documents and take such further action as may be reasonably necessary to carry out the intent of this Assignment.

         8.       Binding Effect and Benefit. This Assignment shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered by their respective duly authorized officers, as of the date first above written.

                                    [The balance of this page left blank intentionally.]

                                                                2

                                                              ASSIGNOR:

                                                              Wells Fargo Bank Northwest, National Association
                                                              (formerly First Security Bank, National
                                                              Association), not in its individual capacity but
                                                              solely as Owner Trustee under the AC Trust 2000-1

                                                              By:_________________________________
                                                                          Val T. Orton, Vice President

                                                              ASSIGNEE:

                                                              Acxiom Corporation, a Delaware corporation

                                                              By:_________________________________
                                                                               Dathan A. Gaskill,
                                                                            Corporate Finance Leader

                                                              LESSOR:

                                                              City of Little Rock, Arkansas

                                                              By:_________________________________
                                                                                Jim Dailey, Mayor

ATTEST:

By:_________________________________
               Nancy Wood, City Clerk

                                                  ACKNOWLEDGMENT

STATE OF ______________              )
                                     ) ss
COUNTY OF ____________               )

     On this ____ day of February, 2003, before me, a Notary Public duly commissioned, qualified and acting, within and for the County and State aforesaid, appeared in person the within named Val T. Orton, Vice President of Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee under the AC Trust 2000-1, a grantor trust created pursuant to the terms and conditions of a Trust Agreement (the
"Trust Agreement") between the several holders from time to time as parties thereto, as holders, and Wells Fargo
Bank Northwest, National Association (formerly First Security Bank, National Association), to me personally known, who stated that he was duly authorized in his capacity to execute the foregoing instrument for and in the name and behalf of the bank, and further stated and acknowledged that he had so signed, executed, and delivered the foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on the date first above written.

                                                              ____________________________________
                                                                                  Notary Public

My commission expires:

____________________________________

                                                  ACKNOWLEDGMENT

STATE OF ARKANSAS                    )
                                     ) ss
COUNTY OF PULASKI                    )

     On this ____ day of February, 2003, before me, a Notary Public duly commissioned, qualified and acting, within and for the County and State aforesaid, appeared in person the within named Dathan A. Gaskill, Corporate
Finance Leader of Acxiom Corporation, a Delaware corporation, to me personally known, who stated that he was duly authorized in his capacity to execute the foregoing instrument for and in the name and behalf of the corporation, and further stated and acknowledged that he had so signed, executed, and delivered the foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on the date first above written.

                                                              ____________________________________
                                                                                  Notary Public

My commission expires:

____________________________________

                                                  ACKNOWLEDGMENT

STATE OF ARKANSAS                    )
                                     ) ss
COUNTY OF PULASKI                    )

     On this 10th day of February, 2003, before me, a Notary Public duly commissioned, qualified and acting, within and for the County and State aforesaid, appeared in person the within named Jim Dailey and Nancy Wood,
Mayor and City Clerk, respectively, of the City of Little Rock, Arkansas, a municipality of the State of
Arkansas, to me personally known, who stated that they were duly authorized in their respective capacities to execute the foregoing instrument for and in the name of the City, and further stated and acknowledged that they had signed, executed, and delivered the foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on the date first above written.

                                                              ____________________________________
                                                                                  Notary Public

My commission expires:

____________________________________

                                                     EXHIBIT A

                                             Real Property Description

The following described lands situated in the County of Pulaski, State of Arkansas:

         PARCEL 1:

         Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, and 12, Block 14, Pope's Addition to the City of Little Rock, Pulaski
         County, Arkansas, as shown on the Plat recorded in Plat Book H, Page 30, records of Pulaski
         County, Arkansas;

         LESS AND EXCEPT THE FOLLOWING:

         TRACT A:

         A part of Lot 6, Block 14, Pope's Addition to the City of Little Rock, Pulaski County, Arkansas
         being more particularly described as follows:

                  BEGINNING at the NE Corner of said Lot 6 thence S 09°23'25" W, along the West
                  Right of Way line of Ferry Street, 19.99 feet; thence along a curve to the left having a radius of 20.00 feet, an arc of 31.40 feet and a chord bearing and distance of N 35°35'38" W, 28.28 feet to the South Right of Way line of
                  East 3rd Street; thence S 80°34'41" E, along said South Right of Way line,
                  19.99 feet to the POINT OF BEGINNING. Containing 0.002 Acres (86 Sq. Ft.) more or less.

         AND

         TRACT B:

         A part of Lot 1, Block 14, Pope's Addition to the City of Little Rock, Pulaski County, Arkansas
         being more particularly described as follows:

                  BEGINNING at the SE Corner of said Lot 1 thence N 80°28'37" W, along the North
                  Right of Way line of East 4th Street, 20.05 feet; thence along a curve to the left having a radius of 20.00 feet, an arc of 31.46 feet and a chord bearing and distance of N 54°27'24" E, 28.32 feet to the West Right of Way line of
                  Ferry Street; thence S 09°23'25" W, along said West Right of Way line, 20.05 feet to the POINT OF BEGINNING. Containing 0.002 Acres (86 Sq. Ft.) more or less.

         PARCEL 2:

         Lots 1 through 12, Block 15, Pope's Addition to the City of Little Rock, Pulaski County,
         Arkansas, as shown on the Plat recorded in Plat Book H, Page 30, records of Pulaski County,
         Arkansas and the alley running North and South through said Block 15, which was closed by City
         Ordinance No. 13,896, a certified copy of which is filed for record as Instrument No. 80-46764, records of Pulaski County, Arkansas;

         LESS AND EXCEPT THE FOLLOWING:

         TRACT C:

         A part of Lot 12, Block 15, Pope's Addition to the City of Little Rock, Pulaski County,
         Arkansas being more particularly described as follows:

                  BEGINNING at the SW Corner of said Lot 12 thence N 09°25'37" E, along the East
                  Right of Way line of Commerce Street, 19.97 feet; thence along a curve to the left having a radius of 20.00 feet, an arc of 31.38 feet and a chord bearing and distance of S 35°31'30" E, 28.26 feet to the North Right of Way line of
                  East 4th Street, thence N 80°28'37" W, along said North Right of Way line,
                  19.97 feet to the POINT OF BEGINNING. Containing 0.002 Acres (86 Sq. Ft.) more or less.

         AND

         TRACT D:

         A part of Lot 7, Block 15, Pope's Addition to the City of Little Rock, Pulaski County, Arkansas
         being more particularly described as follows:

                  BEGINNING at the NW Corner of said Lot 7 thence S 80°26'59" E, along the South
                  Right of Way line of East 3rd Street, 20.04 feet; thence along a curve to the left having a radius of 20.00 feet, an arc of 31.46 feet and a chord bearing and distance of S 54°29'19" W, 28.31 feet to the East Right of Way line of
                  Commerce Street; thence N 09°25'37" E, along said East Right of Way line,
                  20.04 feet to the POINT OF BEGINNING. Containing 0.002 Acres (86 Sq. Ft.) more or less.

         PARCEL 3:

         All that part of Sherman Street between 3rd and 4th Streets and the Alley within Block 14 in
         Pope's Addition to the City of Little Rock, Arkansas, which was closed by City Ordinance No.
         18,026, a Certified copy of which was filed for record on September 23, 1999 and recorded as
         Instrument No. 99-76741, records of Pulaski county, Arkansas;

         together with all rights, structures, easements, alleys, rights-of-ways, improvements, fixtures, or privileges located thereon or appertaining thereto.

                  _______________________________________________________________________________

                                           City of Little Rock, Arkansas
                                                      Lessor

                   First Security Bank, National Association, not in its individual capacity but solely as Owner Trustee under the AC Trust 2000-1
                                                      Lessee

                                                Acxiom Corporation
                                           _____________________________

                                               Head Lease Agreement
                                              Dated as of May 1, 2000

                                           _____________________________

                  The interest of the Lessor in this Head Lease  Agreement  has been  assigned to
                  First  Security  Bank,  National  Association,  Salt Lake City,  Utah,  as Bond
                  Trustee,  under the Trust Indenture,  dated as of May 1, 2000, securing City of
                  Little Rock,  Arkansas  Taxable  Industrial  Development  Revenue Bonds (Acxiom
                  Corporation Project), $1,446,192 Series 2000-A and $36,553,808 Series 2000-B.

                                                   Prepared by:
                                     Rose Law Firm, a Professional Association
                                              120 East Fourth Street
                                            Little Rock, Arkansas 72201

                  _______________________________________________________________________________

                                               Head Lease Agreement

                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                     ARTICLE I

Section 1.1.      Definitions.....................................................................................2
Section 1.2.      Rules of Interpretation.........................................................................2

                                                    ARTICLE II

                                                  Representations

                                                    ARTICLE III
                                      Demising Clauses and Warranty of Title

Section 3.1.      Demise of the Project...........................................................................6
Section 3.2.      Warranty of Title...............................................................................6
Section 3.3.      Quiet Enjoyment.................................................................................6

                                                    ARTICLE IV
                  Acquisition, Construction, and Equipping of the Project; Issuance of the Bonds

                                                     ARTICLE V
                  Effective Date of This Head Lease; Definition of Lease Term; Rental Provisions

                                                        i

Section 5.6.      Credit for Bonds Surrendered...................................................................11

                                                    ARTICLE VI
                              Maintenance, Modifications, Impositions, and Insurance

                                                    ARTICLE VII
                            Damage, Destruction, and Condemnation; Use of Net Proceeds

Section 7.6.      Company Obligated to Continue Basic and Additional Rental Payments Until
                  Condemnation Award Available...................................................................22
Section 7.7.      Right of Company to Participate in Condemnation Proceedings....................................22
Section 7.8.      Issuer's Covenant Not to Condemn...............................................................22

                                                   ARTICLE VIII
                                                 Special Covenants

Section 8.1.      No Warranty of Condition or Suitability by Issuer..............................................22
Section 8.2.      Inspection of the Project......................................................................22
Section 8.3       Acxiom to Maintain its Corporate Existence; Conditions Under Which Exceptions
                  Permitted......................................................................................23
Section 8.4.      Furnishing of Certain Information..............................................................23

                                                    ARTICLE IX
                      Assignment, Subleasing, Pledging, and Selling; Redemption; Optional and
                                  Mandatory Prepayment of Rent; Abatement of Rent

                                                        ii

Section 9.6.      Reference to Bonds Ineffective After Bonds Paid or Cancelled...................................24

                                                     ARTICLE X
                                          Events of Default and Remedies

                                                    ARTICLE XI
                                            Option in Favor of Company

Section 11.1.     Extraordinary Optional Redemption..............................................................27
Section 11.2      Conveyance on Exercise of Option to Acquire Legal Title........................................29
Section 11.3      Option to Acquire Legal Title Upon Full Payment, Cancellation, or Return of
                  the Bonds......................................................................................29

                                                    ARTICLE XII
                                                   Miscellaneous

Execution

Exhibit A         Real Property Description.....................................................................A-1

Exhibit B         Form of Requisition Certificate...............................................................B-1

                                                        iii

                                               Head Lease Agreement

     This  HEAD  LEASE  AGREEMENT,  dated as of  May 1,  2000,  is among the City of  Little  Rock,  Arkansas  (the
"Issuer"),  a  municipality  and city of the first  class  organized  and  existing  under the laws of the State of
Arkansas (the "State"),  as lessor; First Security Bank, National  Association,  not in its individual capacity but solely as Owner Trustee under the AC Trust 2000-1 (the  "Company"),  a grantor trust created  pursuant to the terms and  conditions of a Trust  Agreement  dated as of  October 24,  2000 (the "Trust  Agreement")  between the several holders from time to time as parties  thereto,  as holders,  and First  Security  Bank,  National  Association,  as
lessee; and Acxiom Corporation ("Acxiom").

                                               W I T N E S S E T H:

     WHEREAS,  the Issuer is authorized by the  Municipalities  and Counties  Industrial  Development  Revenue Bond
Law, Ark. Code Ann. (1998 Repl. & 1999 Supp.)  §§ 14-164-201 to -224 (the "Act"),  to acquire lands,  construct and equip  industrial  buildings,  improvements,  and  facilities,  and incur other costs and  expenses  and make other expenditures incidental to and for the securing and developing of industry; and

     WHEREAS,  the Issuer is  authorized  by the Act to issue  industrial  development  revenue  bonds payable from revenues  derived  from the  industrial  project so acquired  and  constructed  and  secured by a lien  thereon and security interest therein; and

     WHEREAS,  the necessary  arrangements have been made with the Company for the acquisition,  construction,  and equipping of a substantial  industrial  project  consisting of the acquisition of land (the "Land Project") and the improvement of the land and acquisition,  construction,  and equipping  thereon of a 12-story  building,  including floors  for  parking  (the  "Building  Project;"  the  Land  Project  and the  Building  Project  are  referred  to collectively as the "Project"),  located at 601 East Third Street,  Little Rock,  Arkansas 72202,  and to lease the
Project to the Company; and

     WHEREAS,  the  Company  will  sublease  the Project to Acxiom for use in  Acxiom's  business of  comprehensive information  management solutions using customer,  consumer,  and business data and such other operations as Acxiom shall elect; and

     WHEREAS,  the Company  desires that the Issuer issue its $1,446,192  Taxable  Industrial  Development  Revenue
Bonds (Acxiom  Corporation  Project),  Series 2000-A (the "Series 2000-A  Bonds"),  to provide funds to acquire the
Land Project and $36,500,000  Taxable Industrial  Development Revenue Bonds (Acxiom  Corporation  Project),  Series
2000-B  (the  "Series  2000-B  Bonds;"  the  Series  2000-A  Bonds and the  Series  2000-B  Bonds are  referred  to collectively  as the "Bonds"),  to provide funds to acquire,  construct,  and equip the Building  Project,  and the
Issuer has agreed to do the same; and

     WHEREAS,  pursuant to a Trust  Indenture,  dated as of the date hereof,  between the Issuer and First Security
Bank,  National  Association,  a national  banking  association,  as Bond Trustee,  having all requisite  power and authority to act as trustee,  and having its  principal  corporate  trust office in Salt Lake City,  Utah,  as Bond
Trustee,  the Issuer  intends to assign to the Bond  Trustee as  security  for the Bonds its  interest in this Head
Lease (except for the reimbursement of certain expenses and payments for indemnification of the Issuer); and

                                                        1

     NOW, THEREFORE, in consideration of the respective  representations and agreements hereinafter contained,  the
Issuer and the Company agree as follows  (provided,  that in the performance of the agreements of the Issuer herein contained,  any  obligation  it may thereby incur for the payment of money shall not be a general debt on its part, but shall be payable  solely out of the proceeds  derived from this Head Lease,  the sale of the bonds  referred to in Section 2.1, and the insurance and condemnation awards as herein provided):

                                                     ARTICLE I
                                                    Definitions

     Section 1.1  Definitions.  All terms  defined in the  Indenture  shall have the same  meanings for purposes of this Head Lease and of any amendment  hereto.  In addition,  unless the context requires  otherwise,  the following terms shall, for all purposes of this Head Lease and any amendment hereof, have the meanings herein specified:

     "Acxiom" means Acxiom Corporation,  a Delaware  corporation,  and, to the extent permitted by Section 8.3, its lawful successors and assigns.

     "Basic Rent" means the amounts payable as basic rent pursuant to Section 5.3(a).

     "Company"  means First  Security Bank,  National  Association,  not in its  individual  capacity but solely as
Owner Trustee under the AC Trust 2000-1,  a grantor trust created  pursuant to the terms and  conditions of a Trust
Agreement  dated as of  October 24,  2000  between the several  holders  from time to time as parties  thereto,  as holders, and First Security Bank, National Association, and its lawful successors and assigns.

     "Head Lease" means this Head Lease Agreement,  dated as of May 1,  2000, as amended or supplemented  from time to time.

     "Indenture" means the Trust Indenture,  dated as of May 1,  2000,  between the Issuer and First Security Bank,
National  Association,  as Bond Trustee,  as amended or supplemented from time to time, pursuant to which the Bonds are authorized to be issued.

     "Issuer"  means the City of Little  Rock,  Arkansas,  a city of the first class under the laws of the State of
Arkansas, and its successors and assigns.

     "Unassigned  Issuer's  Rights"  means the  Issuer's  rights to  payments  pursuant to Section  5.3(b)(i),  the
Issuer's rights to reimbursement  pursuant to Section 6.6, and the Issuer's rights to  indemnification  pursuant to
Section 6.7.

     Section 1.2 Rules of Interpretation.  For purposes of this Head Lease,  except as otherwise expressly provided or unless the context otherwise requires:

         (a) The words  "herein,"  hereof," and  "hereunder"  and other similar words refer to this  Indenture as a whole and not to any particular Article, Section, or other subdivision.

                                                                2

         (b) The  definitions in this Article are applicable  whether the terms defined are used in the singular or the plural.

         (c) All  accounting  terms which are not defined in this Head Lease have the meanings  assigned to them in accordance with then applicable generally accepted accounting principles.

         (d) Any pronouns used in this Head Lease include both the singular and the plural and cover both genders.

         (e) Any terms not  defined  in this Head  Lease but  which  are  defined  in the  Indenture  have the same meaning in this Head Lease as are given to them in the Indenture.

         (f) Any terms defined elsewhere in this Head Lease have the meanings attributed to them where defined.

         (g) Words  referring to the  redemption or calling for redemption of Bonds shall not be deemed to refer to the payment of Bonds at their stated maturity.

         (h) The captions or headings  herein are for  convenience  only and in no way define,  limit,  or describe the scope or intent,  or  control or affect the  meaning or  construction,  of any  provisions  or  securities hereof.

         (i) The Section numbers are those of this Head Lease unless stated otherwise.

                                                    ARTICLE II
                                                  Representations

     Section 2.1.  Representations by Issuer.  The Issuer makes the following  representations as the basis for the undertakings on its part herein contained:

         (a) Under the provisions of the Act and the  Constitution of the State,  the Issuer is authorized to enter into the  transactions  to be  performed  by it under this Head Lease and the  Indenture  and to carry out its obligations  hereunder and  thereunder.  The Issuer has been duly  authorized to execute and deliver this Head
     Lease and the Indenture.

         (b) The Issuer will perform all of its  obligations  with  reference to the acquiring,  constructing,  and equipping of the Project as specified in Article IV.

         (c)  Notwithstanding  anything  herein  contained to the contrary,  it is the intention of the Issuer that any  obligation  it may  hereby  incur for the  payment of money  shall not be a general  debt on its part but shall be payable  solely  from the  proceeds  derived  from this Head  Lease,  the sale of the Bonds,  and the insurance and condemnation awards as herein provided.

         (d) The Issuer has been  induced to enter into this  undertaking  by the  promise of the Company to locate industrial facilities within or near the corporate limits of the Issuer.

                                                        3

         (e) In order to furnish  necessary  moneys for the payment of Project  Costs and a portion of the expenses of authorizing and issuing the Bonds, the Issuer has authorized the issuance of the Bonds.

         (f) The Bonds are to be issued under and secured by the  Indenture,  pursuant to which the Real  Property, the Project,  the Issuer's  interest in this Head Lease,  and the revenues and receipts  derived by the Issuer from the leasing of the Real  Property  and the Project  will be pledged to the Bond  Trustee as security  for payment of the principal of and premium,  if any, and interest on the Bonds,  and the Bonds will be secured by a mortgage on and security interest in the Issuer's interest in the Real Property and the Project.

     Section 2.2.  Representations  by Company.  The Company makes the following  representations  as the basis for the undertakings on its part herein contained:

         (a) First Security Bank,  National  Association,  is a national  banking  association duly organized under the laws of the  United  States  of  America,  is in good  standing  under  the laws of the  United  States of
     America, and, assuming due authorization,  execution,  and delivery of the Trust Agreement by the holders from time to time as parties  thereto,  has power to enter into the Lease  Documents and to perform all obligations contained  herein and  therein,  and by proper  corporate  action,  has been duly  authorized  to execute  and deliver the Lease Documents.

         (b) Neither the  execution  and delivery of the Lease  Documents,  the  consummation  of the  transactions contemplated  hereby and thereby,  nor the fulfillment of or compliance  with the terms and conditions  hereof and thereof  conflicts  with or results in a material  breach of the terms,  conditions,  or provisions of the
     Articles of  Association  or bylaws of the Company or any  agreement or instrument to which the Company is now a party or by which the Company is bound,  or constitutes a material  default under any of the  foregoing,  or results  in the  creation  or  imposition  of any lien,  charge,  or  encumbrance  whatsoever  upon any of the property or assets of the Company under the terms of any instrument or agreement except as provided herein.

         (c) There is no action, suit,  proceeding,  inquiry, or investigation,  at law or in equity,  before or by any court or public board or body,  known to be pending or threatened  against or affecting  the Company,  nor to the best of the  knowledge of the Company is there any basis  therefor,  wherein an  unfavorable  decision, ruling,  or finding would  materially  adversely  affect the  transactions  contemplated by this Head Lease or which, in any way, would materially  adversely affect the validity or  enforceability  of the Bonds, the Lease
     Documents,  or any other agreement or instrument,  to which the Company is a party,  used or contemplated  for use in the consummation of the transactions contemplated hereby.

         (d) The Company agrees to cooperate with the Issuer in the performance of the Issuer's  obligations  under the Indenture.

         (e) No  actions  will be taken by the  Company  which  shall in any way impair  the  qualification  of the
     Project under the Act.

     Section 2.3.  Representations  by Acxiom.  Acxiom  makes the  following  representations  as the basis for the undertakings on its part herein contained:

                                                        4

         (a)  Acxiom  is a  corporation  duly  incorporated  under the laws of the  State of  Delaware,  is in good standing  under  the laws of the  State of  Delaware  and the  State,  and has  power to enter  into the Lease
     Documents and to perform all obligations  contained herein and therein,  and by proper corporate  action,  has been duly authorized to execute and deliver the Lease Documents.

         (b) The  leasing by the Issuer of the  Project to the  Company  and the  subleasing  by the Company of the
     Project to Acxiom will induce  Acxiom to acquire,  construct,  and equip an industrial  enterprise  within the corporate limits of the Issuer.

         (c) Acxiom will operate the Project upon its completion as a headquarters  for  comprehensive  information management  solutions using customer,  consumer,  and business data operations until the expiration or earlier termination  of the Lease Term as  provided  herein,  all to the extent  that such  operation  is, in Acxiom's judgment, commercially desirable.

         (d) Neither the  execution  and delivery of the Lease  Documents,  the  consummation  of the  transactions contemplated  hereby and thereby,  nor the fulfillment of or compliance  with the terms and conditions  hereof and thereof  conflicts  with or results in a material  breach of the terms,  conditions,  or provisions of the
     Articles of  Incorporation  or bylaws of Acxiom or any  agreement or instrument to which Acxiom is now a party or by which Acxiom is bound, or constitutes a material  default under any of the foregoing,  or results in the creation or imposition of any lien,  charge,  or encumbrance  whatsoever upon any of the property or assets of
     Acxiom under the terms of any instrument or agreement except as provided herein.

         (e) There is no action, suit,  proceeding,  inquiry, or investigation,  at law or in equity,  before or by any court or public board or body, known to be pending or threatened  against or affecting Acxiom,  nor to the best of the knowledge of Acxiom is there any basis  therefor,  wherein an  unfavorable  decision,  ruling,  or finding would materially  adversely  affect the transactions  contemplated by this Head Lease or which, in any way, would materially  adversely affect the validity or enforceability  of the Bonds, the Lease Documents,  or any  other  agreement  or  instrument,  to  which  Acxiom  is a  party,  used or  contemplated  for use in the consummation of the transactions contemplated hereby.

         (f) The  Project  consists  of land,  buildings,  or  facilities  that can be used to secure  and  develop industry  within  City of Little  Rock,  Arkansas,  and its  estimated  Cost of the  Project  is not less than
     $38,000,000.

         (g) The  proceeds  from the sale of the Bonds will be used only for the payment of the Cost of the Project and paying a portion of the costs of issuing the Bonds.

         (h) The Project complies,  or will comply upon completion of construction,  with all presently  applicable building and zoning  ordinances  where  failure to comply would have a materially  adverse  effect on Acxiom's ability to utilize the Project for the purposes intended.

         (i) No changes  shall be made in the  Project  and no actions  will be taken by Acxiom  which shall in any way impair the qualification of the Project under the Act.

                                                        5

                                                    ARTICLE III
                                      Demising Clauses and Warranty of Title

     Section 3.1.  Demise of the Project.  The Issuer  demises and leases to the  Company,  and the Company  leases from the Issuer,  the Real Property and the Project at the rental set forth in Section 5.3 and in  accordance  with the provisions of this Head Lease.

     TO HAVE AND TO HOLD the Real  Property  and the  Project  unto the  Company for the term of this Head Lease as hereafter set forth.

     The  parties  acknowledge  that the  Company  will  sublease  the  Project  to Acxiom and assign and pledge as security its rights hereunder to Bank of America, N.A.

     Section 3.2.  Warranty of Title.  The Issuer  warrants that it lawfully owns and is lawfully  possessed of the
Real  Property  and the  Project  and that it has good and  merchantable  title and estate  therein,  free from all encumbrances other than Permitted Encumbrances, but it has no liability in regard thereto.

     Section 3.3. Quiet Enjoyment.  The Issuer  covenants and agrees that the Company,  upon paying the rent herein and upon performing and observing the covenants,  conditions,  and agreements hereof,  shall and may peaceably hold and enjoy the Real  Property  and the  Project  during the Lease Term  without  any  interruption  or  disturbance, subject however, to the terms of this Head Lease.

                                                    ARTICLE IV
                  Acquisition, Construction, and Equipping of the Project; Issuance of the Bonds

     Section 4.1. Agreement to Acquire,  Construct,  and Equip the Project.  After the Bond proceeds are available, the  Issuer  (or  Acxiom,  as agent for the Issuer and the  Company)  will enter into or accept the  assignment  of contracts or purchase orders having terms, conditions,  drawings,  specifications,  and other provisions designated and  prescribed by the Company (or Acxiom,  as agent for the Company) for  acquiring,  constructing,  and equipping the Project. All payments necessary to acquire,  construct,  and equip the Project shall be made out of proceeds of the Bonds,  and the Company shall be  reimbursed  out of proceeds of the Bonds for all  expenditures  made by it in connection  with the Project.  Title to all machinery,  equipment,  and personal  property of every nature paid for out of proceeds of the Bonds  (either by direct  payment or by virtue of  reimbursement  to the  Company)  shall be vested  in, or be  transferred  to,  the  Issuer.  The  obligations  of the  Issuer  hereunder  are  subject to the provisions of this Head Lease limiting the obligations of the Issuer to the extent of Bond proceeds.

     The Company,  with the  cooperation of the Issuer when  necessary,  shall obtain all necessary  approvals from any and all  governmental  agencies  requisite to the  constructing  and equipping of the Project,  and the Project shall be  constructed  and  equipped in  compliance  with all State and local  laws,  ordinances,  and  regulations applicable thereto.

                                                        6

     All  requests,  approvals,  and  agreements  required  on the  part of the  Issuer  and the  Company  shall be evidenced by an Officer's  Certificate of the Issuer and/or the Company, as appropriate,  granting such approval or entering into such agreement.

     Section 4.2. Disbursements of Bond Proceeds.

     (a) Except as provided in the  Indenture in case of certain  Events of Default with respect to the Bonds,  the
Bond Trustee shall disburse proceeds of the Bonds in accordance with this Section.

     (b) The Bond Trustee  shall  disburse (or, for interest  payments  during  construction,  transfer to the Debt
Service  Fund)  proceeds  of the Bonds to pay Project  Costs or Issuance  Costs upon  receipt of a  certificate  in substantially  the form  provided  in Exhibit B to this Head Lease  accompanied  an  Officer's  Certificate  of the
Company  or Acxiom  stating:  (1) the  requisition  number,  amount to be paid,  and the name of the Person to whom payment is to be made; (2) that there has been expended,  or is being  expended  concurrently  with the delivery of such  certificate  (or in the case of interest  which the Bond  Trustee is directed to transfer to the Debt Service
Fund after the Completion  Date,  will be expended  within one year following the  Completion  Date),  an amount on account of Project  Costs or  Issuance  Costs at least equal to the amount set forth in such  certificate;  and (3)
that no other  certificate  in respect of such  expenditure  is being or previously  has been delivered to the Bond
Trustee.

     Section 4.3.  Furnishing  Documents  to Bond  Trustee.  The Company  agrees to cause such  requisitions  to be directed to the Bond Trustee as may be necessary to effect  installment  purchases of the Bonds in accordance  with
Section 4.2. The Bond Trustee shall retain a record of all such requisitions.

     Section 4.4.  Establishment  of Completion  Date. The Completion Date shall be evidenced to the Issuer and the
Bond Trustee by an Officer's  Certificate  of the Company or Acxiom  stating that,  except for amounts  retained by the Bond Trustee at the Company's  direction for any Cost of the Project not then due and payable,  (i) acquisition and construction of the Project has been completed and all costs of labor, services,  materials,  and supplies used in such acquisition and  construction  have been paid, (ii) all equipment for the Project has been installed to the
Company's  satisfaction,  such  equipment so installed is suitable and sufficient for the operation of the Project, and all costs and expenses  incurred in the  acquisition  and  installation  of such  equipment have been paid, and
(iii) all other facilities necessary in connection with the Project have been acquired,  constructed,  and equipped and all costs and expenses incurred in connection  therewith have been paid.  Notwithstanding  the foregoing,  such certificate  shall state that it is given without  prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently  come into being.  Forthwith upon completion of the acquisition, construction,  and equipping of the Project,  the Company  agrees to cause such  certificate to be furnished to the
Issuer and the Bond Trustee.

     Section 4.5.  Company  Required to Pay in Event Bond Proceeds  Insufficient.  In the event the proceeds of the
Bonds  available for payment of the Cost of the Project  should not be sufficient to pay the Cost of the Project in full,  the Company  agrees to complete  the Project and to pay that portion of the Cost of the Project in excess of the moneys  available  therefor  from Bond  proceeds.  The Issuer  does not make any  warranty,  either  express or

                                                        7

implied,  that the proceeds of the Bonds and  available  for payment of the Cost of the Project will be  sufficient to pay all of the Cost of the Project.  The Company agrees that if, after  exhaustion of the proceeds of the Bonds, the Company  should pay any portion of the Cost of the Project  pursuant to the  provisions  of this  Section,  the
Company shall not be entitled to any  reimbursement  therefor from the Issuer,  the Bond Trustee,  or the owners of any of the Bonds, nor shall the Company be entitled to any diminution of the amounts payable under Section 5.3.

     Section 4.6. Enforcement of Contracts.

     (a) The Issuer  covenants that it will take any action and institute any proceedings  requested by the Company to cause and require all  contractors and material  suppliers to complete their contracts  diligently in accordance with the terms of said  contracts,  including,  without  limitation,  the  correcting  of any defective  work.  All expenses  incurred by the Issuer in connection with the  performance of its  obligations  under this subsection may be  considered  part of the Cost of the Project,  and the Issuer agrees that the Company may, from time to time, in its own name,  or in the name of the Issuer,  take such action as may be necessary or  advisable,  as determined by the Company,  to insure the construction of the Project in accordance with the terms of the  construction  contract and the installation of machinery and equipment in accordance with any applicable  contract  pertaining thereto, to insure the peaceable and quiet enjoyment of the Project for the term of this Head Lease.

     (b) If  requested by the  Company,  the Issuer will assign and extend to the Company any  vendor's  warranties received  by the Issuer in  connection  with  machinery  and  equipment  purchased  by the Issuer for the  Project,
together  with  any  warranties  given  by  contractors,   manufacturers,  or  service  organizations  who  perform
construction  work or install any  machinery  and  equipment on or in the Project.  If  requested,  the Issuer will execute and deliver instruments of assignment to the Company to accomplish the foregoing.

     Section 4.7.  Ownership of Tax Benefits.  It is the  intention of the parties that any tax benefits  resulting from ownership of the Project and any tax credit or comparable  credit which may ever be available  shall accrue to the benefit of Acxiom  (unless the Company has notified  the Issuer that a default has occurred  under the sublease of the Project to Acxiom and that the  Company or its  assignee  has  foreclosed  on Acxiom's  rights in and to the
Project),  and Acxiom shall,  and the Issuer upon advice of Counsel may, make any election and take other action in accordance  with the  Internal  Revenue  Code and the  regulations  promulgated  thereunder  as may be necessary to entitle Acxiom to have such benefit and credit.

     Section 4.8.  Investment of Moneys.  Money held for the credit of any fund or account created in the Indenture shall, to the extent practicable,  be invested and reinvested in Eligible  Investments which shall mature not later than the date or dates on which  the money  held for  credit  of the  particular  fund  shall be  required  for the purposes  intended.  The Bond  Trustee  shall so invest and  reinvest  pursuant  to written  instructions  from the
Company.

     The  Bond  Trustee  may make  any and all  such  investments  through  its own  investment  department  or the investment  department of any bank or trust company  under common  control with the Bond Trustee.  The Issuer shall have no  responsibility  for control of or directing such  investments  and shall not be held  accountable  for any losses  resulting from any such  investments.  All such  investments and the income thereon shall at all times be a

                                                        8

part of the fund (the Debt  Service  Fund or such other  fund,  as the case may be) from  which the moneys  used to acquire such investments  shall have come, and all losses on such  investments  shall be charged against such fund.
All investments shall be registered in the name of the Bond Trustee, as Bond Trustee under the Indenture.

     Section 4.9.  Plans and  Specifications;  Modifications  to Project.  The Company agrees to maintain plans and specifications  for  the  Project.  The  Company  may  make  any  changes  in or  modifications  of the  plans  and specifications,  and may make any deletions  from or  substitutions  or additions to the Project  without the prior consent  of the  Issuer  or the  Bond  Trustee  so  long  as  such  changes  or  modifications  in  the  plans  and specifications,  or deletions from or substitutions or additions to the Project,  do not materially alter the size, scope,  or  character of the Project or impair the  structural  integrity  and utility of the Project.  If any such changes or  modifications  in the plans and  specifications,  or if any such  deletions  from or  substitutions  or additions to the Project,  materially  alter the size,  scope, or character of the Project or impair the structural integrity  and utility of the Project  then,  and in such event,  no such  changes,  modifications,  substitutions, deletions,  or additions shall be made without the express  written consent of the Issuer,  which consent shall not be  unreasonably  withheld.  The  Company  covenants  and agrees  that no  changes,  modifications,  substitutions, deletions,  or additions  shall be made with respect to the Project if such change  disqualifies  the Project under the Act.

     Section 4.10.  Agreement to Issue Bonds;  Application of Bond Proceeds.  In order to provide funds for payment of the Cost of the Project,  the Issuer,  concurrently with the execution of this Head Lease, will issue, sell, and deliver the Bonds and utilize the proceeds thereof to pay Issuance Costs and the Costs of the Project.

                                                     ARTICLE V
                  Effective Date of This Head Lease; Definition of Lease Term; Rental Provisions

     Section  5.1.  Effective  Date of this Head  Lease;  Duration  of Lease  Term.  This Head Lease  shall  become effective  upon its  delivery,  and the  leasehold  estate  created  herein shall then begin,  and,  subject to the provisions of this Head Lease (including  particularly  Sections 5.3 and 7.5 and Articles X and XI), shall continue until the later of (a) such date as payment has been made in full of the Bonds or  provision  for such  payment has been made as provided in the Indenture or (b) at midnight, Little Rock, Arkansas time, October 24, 2005.

     Section 5.2.  Delivery and Acceptance of Possession.  The Issuer agrees that the Company shall have possession of the  Project  (subject to the right of the Bond  Trustee to enter  thereon for  inspection  purposes  and to the other  provisions  of Section 8.2) whenever such  possession  is desired by the Company,  provided such  possession does not  unreasonably  interfere with the  construction of the Buildings or installation of the Leased  Equipment, and the Company or Acxiom may install, maintain, and operate its own equipment during the Construction Period.

     Section 5.3. Basic Rent and Additional Rent Payable.

     (a) Basic Rent.  On or before each  Interest  Payment  Date,  and on or before any date on which all the Bonds shall be  declared  to be and  shall  become  due and  payable  prior  to their  stated  maturity  pursuant  to the

                                                        9

provisions of the  Indenture,  the Company shall pay directly to the Bond Trustee in  immediately  available  funds the  aggregate  amount  of  principal,  premium,  if any,  and  interest  becoming  due and  payable  on the  Bonds
Outstanding on such date at maturity or call for redemption or otherwise.

     Anything herein to the contrary  notwithstanding,  any amount at any time held by the Bond Trustee in the Debt
Service Fund shall be credited  against the next succeeding  rental payment and shall reduce the payment to be made by the  Company to the extent  such amount is in excess of the amount  required  for  payment of Bonds  Outstanding theretofore  matured or called for  redemption  and past due  interest  in all cases where such Bonds have not been presented  for  payment;  and  further,  if the amount held by the Bond  Trustee in the Debt Service Fund should be sufficient  to pay at the times  required  the  principal  of and  premium,  if any, and interest on the Bonds then remaining  unpaid,  the Company shall not be obligated to make any further rental  payments under the provisions of this subsection.

     It is understood  and agreed that all payments  payable by the Company under this  subsection  are assigned by the Issuer to the Bond Trustee for the benefit of the owners of the Bonds. The Company assents to such assignment.

     (b) Additional Rent.

         (i) The Company will pay the  reasonable  fees and  expenses of the Issuer  related to the issuance of the
     Bonds or in connection with the Project and incurred upon the written request of the Company.

         (ii) The Company  will pay the  reasonable  fees and  expenses of the Bond  Trustee and any Paying  Agents under the Indenture,  such  reasonable fees and expenses to be paid directly to the Bond Trustee or any Paying
     Agents for the Bond Trustee's or any such Paying  Agents' own account,  as and when such  reasonable  fees and expenses become due and payable, and any reasonable expenses in connection with any redemption of the Bonds.

     (c) In the event the Company  should fail to make any of the payments  required in this  Section,  the item or installment  so in default  shall  continue as an  obligation of the Company until the amount in default shall have been fully paid,  and the Company  agrees to pay the same with interest  thereon or with respect to payments to the
Bond Trustee or the Issuer with  interest  thereon,  to the extent  permitted by law,  from the date thereof at the prime rate of interest of Bank of America, N.A.

     Section 5.4.  Place of Rental  Payments.  The Issuer hereby  directs the Company and the Company hereby agrees to pay to the Bond Trustee at the Bond  Trustee's  principal  corporate  trust  office all payments  payable by the
Company pursuant to subsections 5.3(a) and 5.3(b)(ii).

     Section 5.5.  Obligations of Company  Hereunder  Unconditional.  Subject to the provisions of Sections 9.5 and
12.10,  the obligations of the Company to make the payments  required in Section 5.3 and to perform and observe the other agreements on its part contained  herein shall be absolute and  unconditional,  and the payments  required in
Section  5.3 shall be  certainly  payable on the dates and at the times  specified  without  notice or demand,  and
without  abatement  or  set-off,  and  regardless  of  any  contingencies   whatsoever,   and  notwithstanding  any
circumstances or occurrences that may now exist or that may hereafter arise or take place,  including,  but without limiting the generality of the foregoing:

                                                        10

         (a) The  unavailability  of the  Project or any part  thereof for use by the Company at any time by reason of the failure to complete the overall  industrial  project by any  particular  time or at all or by reason of any other contingency, occurrence, or circumstance whatsoever;

         (b) Damage to or destruction of the Project or any part thereof;

         (c) Legal curtailment of the Company's use of the Project or any part thereof;

         (d) Change in the Issuer's legal organization or status;

         (e) The taking of title to or the temporary use of the whole or any part of the Project by condemnation;

         (f) Any  termination  of this Head Lease for any reason  whatsoever  (other  than in  connection  with the acquisition of the Project by the Company hereunder);

         (g) Failure of consideration or commercial frustration of purposes;

         (h) Any change in the tax or other laws of the United States of America or of the State of Arkansas; or

         (i) Any  default  of the  Issuer  under  this  Head  Lease or any other  fault or  failure  of the  Issuer whatsoever.

     Nothing  contained in this Section  shall be  construed to release the Issuer from the  performance  of any of the provisions of this Head Lease on its part to be performed.

     The  Company  covenants  that it will not enter  into any  contract,  indenture,  or  agreement  of any nature whatsoever  which shall in any way limit,  restrict,  or prevent the Company from performing any of its obligations under this Head Lease.

     Section 5.6.  Credit for Bonds  Surrendered.  The Company shall have the right to surrender  Bonds acquired by it to the Bond  Trustee.  Bonds so  redeemed,  purchased,  or  surrendered  shall be  forthwith  cancelled  and the principal  amounts  thereof  shall be applied as credits upon the Basic Rent  payments due and payable with respect to the respective maturity dates or redemption dates of Bonds.

                                                    ARTICLE VI
                              Maintenance, Modifications, Impositions, and Insurance

     Section 6.1. Maintenance and Modifications of Project by Company.

     (a) The Company  agrees that during the Lease Term it will at its own expense (i) keep the Real  Property  and
Project in  reasonably  safe  condition as its  operations  shall permit and (ii) keep the Buildings and the Leased

                                                        11

Equipment  and  all  other  improvements  forming  a part  of the  Project  in good  repair  and in good  operating condition, making from time to time all necessary repairs thereto and renewals and replacements thereof.

     (b) The Company may from time to time, in its sole  discretion  and at its own expense,  make any additions or modifications at the Project location,  including installation of additional machinery,  equipment,  furniture,  or fixtures  in the  Buildings  or on the Real  Property,  which  it may deem  desirable  for its  business  purposes;
provided  that all  such  additions,  modifications,  and  improvements  do not  adversely  affect  the  structural integrity  of the  Buildings.  All  machinery,  equipment,  furniture,  and fixtures so installed by the Company or
Acxiom shall remain the sole property of the Company or Acxiom  (other than  interest of a secured  party) in which neither  the Issuer nor the Bond  Trustee  shall  have any  interest,  and may be sold,  encumbered,  modified,  or removed at any time while the  Company is not in default  under this Head  Lease;  provided  that any damage to the
Project occasioned by such modification or removal shall be repaired by the Company at its own expense.

     (c) The Company will not permit any  mechanics',  materialmen's,  or other liens to be  established  or remain
against  the  Project  for  labor  or  materials   furnished  in  connection  with  any  addition,   modifications,
improvements,  repairs,  renewals, or replacements so made by it; provided,  that if the Company shall first notify the Bond Trustee of its  intention so to do, the Company may in good faith  contest any  mechanics'  or other liens filed or  established  against  the  Project,  and in such  event  may  permit  the  items so  contested  to remain undischarged  and unsatisfied  during the period of such contest and any appeal  therefrom unless the Issuer or the
Bond Trustee shall notify the Company  that,  in the opinion of  independent  legal  counsel,  by nonpayment of any such items,  the security of the Bondowners,  as to any part of the Project,  will be materially  endangered or the
Project or any  substantial  part thereof will be subject to loss or  forfeiture,  in which event the Company shall promptly pay and cause to be satisfied and discharged or bond (if legally  permissible)  all such unpaid items. The
Issuer will cooperate fully with the Company in any such contest.

     Section 6.2. Removal of Leased  Equipment.  The Issuer shall not be under any obligation to renew,  repair, or replace any inadequate,  obsolete,  worn-out,  unsuitable,  undesirable,  or unnecessary  Leased Equipment.  In any instance  where the  Company in its sound  discretion  determines  that any items of Leased  Equipment  have become inadequate,  obsolete,  worn-out,  unsuitable,  undesirable,  or unnecessary,  the Company may remove such items of
Leased Equipment from the Buildings and the Real Property and (on behalf of the Issuer) sell,  trade-in,  exchange, or otherwise  dispose of them (as a whole or in part) without any  responsibility  or  accountability to the Issuer or the Bond Trustee therefor, provided that the Company shall:

         (a)  Substitute  (either by direct  payment of the costs  thereof or by  advancing to the Issuer the funds necessary  therefor)  and  install  anywhere in the  Buildings  or on the Real  Property  other  machinery  or equipment  having equal or greater utility (but not necessarily  having the same function) in the operation of the Buildings as a modern  manufacturing  facility  (provided such removal and  substitution  shall not impair the operating  unity of the remaining  property),  all of which  substituted  machinery or equipment  shall be free of all liens and encumbrances  (other than Permitted  Encumbrances) but shall become a part of the Leased
     Equipment; or

                                                        12

         (b) Not  make any  such  substitution  and  installation  unless,  (i) in the case of the sale of any such machinery  or  equipment  to anyone  other than itself or in the case of the  scrapping  thereof,  the Company shall pay into the Debt Service Fund the proceeds from such sale or the scrap value  thereof,  as the case may be, (ii) in the case of the trade-in of any such  machinery or equipment for other  machinery or equipment not to be installed in the  Buildings or on the Real  Property,  the Company  shall pay into the Debt Service Fund the  amount  of the  credit  received  by it in such  trade-in,  and (iii) in the case of the sale of any such machinery or equipment to the Company or in the case of any other  disposition  thereof the Company  shall pay into  the  Debt  Service  Fund an  amount  equal to the  original  cost  thereof  less  depreciation  at rates calculated  in accordance  with  generally  accepted  accounting  practice;  provided,  however,  that no such payment  into the Debt  Service  Fund need be made until the amount to be paid into the Debt  Service  Fund on account of all such  dispositions not previously  reported  aggregates at least $100,000 in any calendar year;
     provided  further,  that the  Company  may not fail to make any such  substitution  and  installation  if such failure would impair the operating unity of the remaining property.

     The removal  from the  Project of any  portion of the Leased  Equipment  pursuant  to the  provisions  of this
Section shall not entitle the Company to any abatement or diminution of the rents payable under Section 5.3.

     The Company will promptly report to the Bond Trustee such removal,  substitution,  sale, and other disposition and will  pay to the Bond  Trustee  such  amounts,  if any,  as are  required  by the  provision  of the  preceding subsection  (b) of this  Section  to be paid  into the  Debt  Service  Fund  promptly  after  the  sale,  trade-in, scrapping, or other disposition requiring such payment.

     Section 6.3.  Impositions.  The Company shall,  during the Lease Term,  bear,  pay, and discharge,  before the delinquency  thereof,  all taxes and  assessments,  general  and  special,  if any,  which may be  lawfully  taxed, charged,  levied,  assessed, or imposed upon or against or be payable for or in respect of the Project, or any part thereof,  or any  improvements at any time thereon or the Company's  interest in the Project under this Head Lease, including any new lawful taxes and  assessments  not of the kind  enumerated  above to the extent that the same are lawfully  made,  levied  against real and personal  property,  and further  including all water and sewer  charges, assessments,  and other governmental charges and impositions whatsoever,  foreseen or unforeseen, which if not paid when due would  encumber  the  Issuer's  title to the Project (all of the  foregoing  being  herein  referred to as
"Impositions").  In the event any special  assessment  taxes are lawfully  levied and assessed which may be paid in installments,  the  Company  shall be  required  to pay only such  installments  thereof as become due and  payable during the Lease Term as and when the same become due and payable.  Any  Impositions  which the Company is required to bear, pay, and discharge shall be remitted directly to the authority which is entitled to the payment thereof.

     Within 30 days  after the last day for  payment,  without  penalty or  interest,  of an  Imposition  which the
Company is required to bear,  pay, and  discharge  pursuant to the terms  hereof,  the Company shall deliver to the
Issuer upon its written  request a reproduced  copy of the statement  issued  therefor  duly  receipted to show the payment thereof.

     The  Company  shall have the right,  in its or the  Issuer's  name,  to contest in good faith the  validity or amount of any Imposition  which the Company is required to bear,  pay, and discharge  pursuant to the terms of this

                                                        13

Section by  appropriate  legal  proceedings  provided  the  Company,  before  instituting  any such  contest in the
Issuer's name, gives the Issuer written notice of its intention so to do and the Company diligently  prosecutes any such contest,  at all times effectively  stays or prevents any official or judicial sale therefor,  under execution or otherwise,  and promptly pays any final judgment  enforcing the Imposition so contested and thereafter  promptly procures  record  release or  satisfaction  thereof.  The Company shall hold the Issuer whole and harmless from any costs and expenses the Issuer may incur related to any such contest.

     The Issuer  covenants  that it will not part with title to the  Project or any part  thereof  during the Lease
Term or take any other  affirmative  action  which may  reasonably  be  construed as tending to cause or induce the levy or assessment of ad valorem taxes on the Project.  The Issuer and the Company  acknowledge  that under present law no part of the  Project  will be subject  to ad valorem  taxation  by the State or by any  political  or taxing subdivision thereof.

     Section 6.4. Insurance.

     (a) Insurance  Required.  During the Construction Period and throughout the Lease Term, the Company shall keep the Project  continuously  insured against such risks as are  customarily  insured against by business of like size and type, paying as the same become due all premiums in respect thereto, including but not necessarily limited to:

         (1) Public Liability and Workers'  Compensation  Insurance.  During the Lease Term, the Company shall procure and carry,  at the Company's  sole cost and expense,  commercial  general  liability and umbrella liability  insurance for claims for injuries or death sustained by persons or damage to property while on or respecting the Project and such other public liability  coverages as are then  customarily  carried by similarly  situated  companies  conducting  business similar to that conducted by the Company  (including automobile  insurance).  Such insurance  shall be on terms and in amounts that are no less favorable than insurance  maintained by the Company with respect to similar  properties  and equipment  that it owns and are then carried by similarly  situated  companies  conducting  business similar to that conducted by the
     Company,  and in no event shall have a minimum  combined  single  limit per  occurrence  coverage (i) for commercial  general  liability of less than  $1,000,000  per  occurrence and $2,000,000 in the aggregate,
     (ii), for an additional,  project specific  commercial  general liability of less than $25,000,000 in the aggregate during the construction  period,  and (iii) for umbrella  liability of less than  $100,000,000.
     The  policies  shall name the  Company as the insured and shall be endorsed to include the Issuer and the
     Bond Trustee as additional  insureds.  The policies  shall also  specifically  provide that such policies shall be considered  primary  insurance which shall apply to any loss or claim before any contribution by any  insurance  which the Issuer or the Bond Trustee may have in force.  In the operation of the Project, the Company shall comply with applicable  workers'  compensation laws and protect the Issuer and the Bond
     Trustee against any liability under such laws.

         (2) Permanent  Hazard  Insurance.  During the Lease Term, the Company shall keep the Project  insured against  all risk of  physical  loss or damage by fire and other risks  (including  boiler and  machinery perils,  flood with an annual  aggregate  of  $5,000,000,  and  earthquake  with an annual  aggregate  of
     $10,000,000) and shall maintain  builders' risk insurance during  construction of the Building Project in

                                                        14

     each case in amounts no less than the then current  replacement  value of the Building Project  (assuming that the  Building  Project was in the  condition  required  by the terms of this Head Lease  immediately prior to such loss) and on terms that (i) are no less  favorable  than  insurance  covering other similar properties  owned by the Company and (ii) are then carried by  similarly  situated  companies  conducting business  similar to that  conducted by the Company.  The policies  shall name the Company as the insured and shall be endorsed to name the Issuer and the Bond Trustee (on behalf of the  Bondholders)  as a named additional insured and loss payee, to the extent of their respective  interests;  provided, so long as no
     Event of Default  exists,  any loss payable  under the  insurance  policies  required by this Section for losses up to $1,000,000 will be paid to the Company.

         (3)  Flood  Insurance.  If,  during  the Lease  Term the area in which  the  Project  is  located  is designated a "flood-prone" area pursuant to the Flood Disaster  Protection Act of 1973, or any amendments or  supplements  thereto  or is in a zone  designated  A or V, then the  Company  shall  comply  with the
     National Flood Insurance Program as set forth in the Flood Disaster  Protection Act of 1973. In addition, the Company will fully comply with the  requirements  of the National Flood Insurance Act of 1968 and the
     Flood  Disaster  Protection  Act of 1973,  as each may be amended  from time to time,  and with any other legal  requirement,  concerning flood insurance to the extent that it applies to any the Project.  During the  Lease  Term,  the  Company  shall,  in the  operation  and  use of the  Project,  maintain  workers'
     compensation  insurance  consistent with that carried by similarly situated companies conducting business similar  to that  conducted  by the  Company  and  containing  minimum  liability  limits of no less than
     $100,000.  In the operation of the each Project, the Company shall comply with workers' compensation laws applicable to the Company,  and protect the Issuer and the Bond Trustee  against any liability under such laws.

     (b) Coverage.

         (1) As of the date of this Head Lease and  annually  thereafter  during the Lease  Term,  the Company shall  furnish the Bond Trustee (on behalf of the Issuer and the other  beneficiaries  of such  insurance coverage)  with  certificates  prepared by the  insurers or insurance  broker of the Company  showing the insurance  required under by Sections 6.4 (a), (b), and (c) to be in effect,  including (to the extent of their  respective  interests) the Issuer and the Bond Trustee as additional  insureds and loss payees and evidencing  the other  requirements  of this  Section 6.4.  All such  insurance  shall be at the cost and expense of the Company and provided by  nationally  recognized,  financially  sound  insurance  companies having an A+ or better rating by A.M. Best's Key Rating Guide. The Company shall cause such  certificates to include a provision for 30 days' advance  written notice by the insurer to the Bond Trustee (on behalf of the Issuer and the other  beneficiaries  of such insurance  coverage) in the event of  cancellation or material  alteration of such  insurance.  If an Event of Default has occurred and is  continuing  and the
     Bond  Trustee  (on  behalf of the Issuer  and the other  beneficiaries  of such  insurance  coverage)  so requests,  the  Company  shall  deliver  to the Bond  Trustee  (on  behalf  of the  Issuer  and the other beneficiaries of such insurance  coverage) copies of all insurance policies required by Sections 6.4 (a),
     (b), and (c).

                                                        15

         (2) The Company agrees that the insurance  policy or policies  required by Sections 6.4 (a), (b), and
     (c) shall include (i) an appropriate  clause pursuant to which any such policy shall provide that it will not be  invalidated  should the Company or any  contractor  of any financing  party,  as the case may be, waive, at any time, any or all rights of recovery  against any party for losses covered by such policy or due to any breach of  warranty,  fraud,  action,  inaction,  or  misrepresentation  by the  Company,  any financing  party,  or any  Person  acting on  behalf of the  Company,  and (ii) a so  called  "Waiver  of
     Subrogation"  clause.  The Company  hereby waives any and all such rights against the Issuer and the Bond
     Trustee to the extent of payments made to any such Person under any such policy.

     (c) No Separate  Insurance.  Neither the Issuer nor the Company shall carry separate  insurance  concurrent in kind or form or contributing in the event of loss with any insurance required under this Section 6.4.

     (d) Payment of Insurance  Premiums.  The Company  shall pay as they become due all premiums for the  insurance required by Sections  6.4(a),  (b),  and (c) and shall renew or replace each policy  prior to the  expiration  date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

     Section 6.5.  Application of Net Proceeds of Insurance.  The Net Proceeds of the insurance required in Section
6.4 shall be applied as follows:  (i) the Net Proceeds of the insurance  required in Sections 6.4 (b) and (c) shall be applied as provided  in Section  7.2,  and (ii) the Net  Proceeds of the  insurance  required in Section  6.4(a)
shall be applied  toward  extinguishment  or  satisfaction  of the liability  with respect to which such  insurance proceeds may be paid.

     Section  6.6.  Advances by Issuer or Bond  Trustee.  In the event the Company  shall fail to maintain the full insurance  coverage  required by this Head Lease or shall fail to keep the Project in as reasonably  safe condition as its operating  conditions  will permit,  or shall fail to keep the  Buildings  and the Leased  Equipment in good repair and good  operating  condition,  the Issuer or the Bond Trustee may (but unless  satisfactorily  indemnified shall be under no  obligation  to) take out the required  policies of insurance and pay the premiums on the same or make the required repairs,  renewals,  and replacements;  and all amounts so advanced therefor by the Issuer or the
Bond  Trustee  shall  become an  additional  obligation  of the  Company to the one making the  advancement,  which amounts  the  Company  agrees to pay with  interest at the lower of (i) 2% above the prime rate of interest of Bank of America, N.A. and (ii) the maximum rate of interest authorized under State law.

     Section 6.7. Release and Indemnification Covenants.

     (a) The Company shall and hereby agrees to indemnify and save the Issuer  (including  but not limited to past, present, and future officials,  officers,  directors,  agents, and other persons acting on the Issuer's behalf) and the Bond Trustee, and their officers,  agents, and employees,  harmless against and from all claims by or on behalf of any person,  firm,  corporation,  or other legal entity  arising from the conduct or management  of, or from any work or thing done on, the  Project  during the term of this Head  Lease,  including  without  limitation,  (i) any condition of the Project,  (ii) any breach or default on the part of the Company in the  performance  of any of its obligations  under  this  Head  Lease,  (iii)  any  act or  negligence  of  the  Company  or of any of its  agents, contractors,  servants,  employees,  or  licensees,  or (iv) any act or negligence of any assignee or lessee of the

                                                        16

Company,  or of any  agents,  contractors,  servants,  employees,  or  licensees  of any  assignee or lessee of the
Company.  The  Company  shall  indemnify  and save the Issuer  and the Bond  Trustee  harmless  from any such claim arising as aforesaid,  or in connection  with any action or proceeding  brought  thereon,  and upon notice from the
Issuer or the Bond Trustee, the Company shall defend them or either of them in any such action or proceedings.

     (b) It is the  intention  of the parties  hereto that the Issuer  shall not incur any  pecuniary  liability by reason of the terms of this Head  Lease or the  undertakings  required  of the Issuer  hereunder,  by reason of the issuance of the Bonds,  by reason of the execution of the  Indenture,  or by reason of the  performance  of any act requested of the Issuer by the Company,  including all claims,  liabilities,  or losses arising in connection  with the  violation of any statutes or  regulations  pertaining  to the  foregoing;  nevertheless,  if the Issuer should incur any such  pecuniary  liability,  then in such event the Company  shall  indemnify  and hold the  Issuer,  its officials,  officers,  directors,  agents, and employees harmless against all claims by or on behalf of any person, firm, or corporation or other legal entity arising out of the same and all costs and expenses  reasonably  incurred in connection with any such claim or in connection with any action or proceeding  brought thereon,  and upon notice from the Issuer, the Company shall defend the Issuer in any such action or proceeding.

     (c)  Nothing  contained  in this  Section  shall be  construed  to  indemnify  or release  the Issuer from its liability in connection with the Project arising from the wanton  negligence or intentional  acts or failure to act on the part of the Issuer, its employees, agents, or representatives acting in their capacities as such.

     (d)(1)  The  Company  warrants  and  represents  that,  except as  described  in that  certain  First  Amended
Memorandum of Agreement dated September 9,  2000, entered by the Arkansas  Department of Environmental  Quality in
the Matter of Acxiom Property Development,  Inc., Respondent,  Regarding the Acxiom Property,  Little Rock, Pulaski
County,  Arkansas,  LIS No. 00-097 (the "MOA"): (A) no hazardous or toxic materials,  including without limitation, any asbestos  containing  materials,  polychlorinated  byphenyls,  solid,  liquid,  gaseous, or thermal irritant or contaminant  or any  substances  now  or  hereinafter  defined  as or  included  in the  definition  of  "hazardous substances,"  "hazardous  wastes,"  or "toxic  substances"  under any  applicable  federal,  state,  or local laws, ordinances,  codes, rules, orders,  decrees, or regulations and including materials to be recycled,  reconditioned, or reclaimed  (collectively  hereinafter  referred to as "Hazardous  Material")  have been or, during the Company's occupancy of the Real Property will be  manufactured,  used,  located on,  installed  in,  transported  to or from, generated,  stored,  buried,  released,  allowed to  escape,  discovered  upon,  or  disposed  of on or in the Real
Property other than  substances  properly  stored or otherwise  present on the Real Property in the ordinary course of the Company's  business and with respect to "hazardous  wastes"  transported  and disposed of in accordance with the Hazardous  Materials Laws (defined  herein);  (collectively  referred to as "Incident")  and (B) to the best of the Company's  knowledge no notice,  requests,  investigation,  administrative  order,  consent  order,  agreement, litigation, or settlement (collectively referred to herein as "Action") is proposed,  threatened,  anticipated,  or in existence with respect to the presence,  suspected presence,  or potential presence of any Hazardous Material on or about the Real Property from any source.

     (2) The Company shall (A) provide prompt  written  notice to the Issuer if any Hazardous  Material is Incident on the Real  Property;  (B) provide  prompt  written  notice to the Issuer  along with a  photocopy  thereof of any

                                                        17

Action, orders, requests,  notifications,  or other written or verbal communication from any agency relating to the presence,  suspected  presence,  or potential  presence of any  Hazardous  Material on the Real  Property  from any source;  and (C) provide prompt  written  notice to the Issuer in the event that the Real  Property:  (w) is not in material  compliance with  requirements of applicable  federal,  state, or local laws,  ordinances,  or regulations relating  to any  Hazardous  Material  materially  adversely  affecting  the Real  Property  (collectively  "Hazard
Material  Laws");  (x) is subject to a federal or state  investigation  evaluating  whether any remedial  action is needed to respond to the Incident;  (y) is subject to a federal,  state,  or local lien in connection with remedial action  needed or taken to respond to any  Hazardous  Material;  or (z) is the subject of claims made or threatened by any third party  against  the Company and the Real  Property  relating to damage,  contribution,  cost  recovery compensation,  loss, or injury  resulting  from any  Hazardous  Material or Hazardous  Material Laws  (collectively
"Hazardous Material Claims").

     (3) The Issuer shall have the right (but not the  obligation) to join and  participate in, as a party if it so elects,  any legal  proceedings or actions  initiated in connection with any Hazardous  Material Claims and to have its  reasonable  attorneys'  fees in  connection  therewith  paid by the  Company.  The  Company  shall  be  solely responsible  for, and shall indemnify and hold harmless the Issuer,  its directors,  officers,  employees,  agents, successors,  and assigns from and against, any loss, damage,  reasonable cost and expense, or liability directly or indirectly arising out of or attributable to the Incident of Hazardous  Material on or under the Real Property,  or resulting  from or during the Company's  occupancy  thereof  including,  without  limitation;  (A) all  foreseeable consequential  damages;  (B) the costs of any required or necessary repair,  cleanup, or detoxification of the Real
Property and the preparation and  implementation  of any closure,  remedial,  or other required plans;  and (C) all reasonable  costs and expenses  incurred by the Issuer in  connection  with clauses (A) and (B),  including but not limited to reasonable attorneys' fees.

     (4)  Except  for the MOA,  without  the  Issuer's  prior  written  consent,  which  shall not be  unreasonably withheld,  the Company  shall not take any remedial  action in response to the presence of any  Hazardous  Material on, under, Incident upon, or about the Real Property,  nor enter into any settlement agreement,  consent decree, or other  compromise in respect to any Hazardous  Material  Claims,  which remedial action,  settlement,  consent,  or compromise  will,  in the Issuer's  reasonable  judgement,  materially  impair the value of the  Issuer's  security hereunder;  provided,  however,  that the  Issuer's  prior  consent  shall not be  necessary  in the event that the presence of Hazardous  Material on, under,  Incident  upon,  or about the Real  Property  either poses an immediate threat to the  health,  safety,  or welfare of any  individual  or is of such a nature that an  immediate  remedial response is necessary and it is not possible to obtain the Issuer's  consent  before  taking such action,  provided that in such event the Company shall notify the Issuer as soon as  practicable  of any action so taken.  The Issuer agrees not to withhold its consent,  where such consent is required hereunder,  if either (A) a particular remedial action  is  ordered  by a  Court  of  competent  jurisdiction  or (B)  the  Company  establish  to  the  reasonable satisfaction  of the Issuer that there is no reasonable  alternative to such remedial  action which would result in less impairment of the Issuer's security hereunder.

     (5) The Company  hereby agrees to indemnify  the Issuer and hold the Issuer  harmless from and against any and all liability  arising in any manner  whatsoever out of any Hazardous  Material on, about,  Incident upon, the Real
Property during or resulting from the Company's occupancy thereof, including,  without limitation,  claims, losses, damages,  liabilities,  fines, penalties,  charges,  administrative and judicial proceedings and orders, judgments,

                                                        18

remedial  action  requirements,  enforcement  actions of any kind,  and reasonable  costs and expenses  incurred in connection  therewith (including but not limited to reasonable  attorneys' fees and expenses),  arising directly or indirectly,  in whole or in part,  out of (A) the presence on or under the Real Property of any Hazardous  Material or any Incident of any Hazardous  Material on, under,  or from the Real  Property;  (B) any activity  carried on or undertaken  on or off the Real  Property  by the  Company  or the  Company's  employees,  agents,  contractors,  or subcontractors  during the term of this Head Lease in connection with the handling,  treatment,  removal,  storage, decontamination,  clean-up,  or Incident of any  Hazardous  Material at any time located or present on or under the
Real Property;  and (C) any Hazardous Material Claims. The foregoing  indemnity shall further apply to any residual contamination on or under the Real Property,  or affecting any natural  resources,  and to any contamination of any property or natural  resources arising in connection with the presence or Incident of any Hazardous  Material,  and irrespective  of whether any of such  activities  were or will be undertaken in accordance  with  applicable  laws, regulations, codes, and ordinances.

     (6) The  covenants,  agreements,  obligations,  and  liabilities  of the Company under this  subsection  shall survive  termination of this Head Lease,  conveyance of the Real Property either in lieu of foreclosure or pursuant to power of sale,  or the repayment of the Bonds and the  discharge  and release of the  documents  evidencing  and securing the Bonds.

     (7) In the event of a conflict between the terms,  covenants,  obligations,  or any other provisions contained in this  Subsection  and those  contained  in any other  section  or  subsection  of this Head  Lease,  the  terms, covenants, obligations, and other provisions of this subsection shall control.

                                                    ARTICLE VII
                            Damage, Destruction, and Condemnation; Use of Net Proceeds

     Section  7.1.  Damage and  Destruction.  Unless the  Company  shall  have  exercised  its option to prepay the amounts  payable under this Head Lease pursuant to the provisions of Section  11.2(a),  if prior to full payment of the Bonds (or provisions for payment  thereof having been made in accordance  with the provisions of the Indenture)
the  Project or any portion  thereof is  destroyed  (in whole or in part) or is damaged by fire or other  casualty, the Company  shall be  obligated to continue to pay the amounts  specified  in Section 5.3. The Company  shall give prompt written notice of any such destruction or damage in excess of $100,000 to the Issuer and the Bond Trustee.

     Section 7.2.  Application  of Net Proceeds.  All Net Proceeds of any  insurance  proceeds  resulting  from any event  described  in Section 7.1 shall be applied in one or more of the  following  ways as shall be elected by the
Company in a written notice to the Issuer and the Bond Trustee:

         (a) To the prompt repair,  restoration,  modification,  or improvement of the Project by the Company,  and the Issuer does hereby  authorize  and direct the Bond Trustee to make  disbursements  from such separate fund for such purposes or to reimburse the Company for costs paid by it in connection  therewith  upon receipt of a requisition  acceptable  to the Bond  Trustee  signed in the name of the  Company  or  Acxiom  by any  Officer thereof  or any other  person or  persons  as may be  designated  and  authorized  in  writing to sign for the
     Company or Acxiom and forwarded to the Bond  Trustee,  stating with respect to each  disbursement  to be made:
     (1) the requisition  number,  (2) the name and address of the person,  firm, or corporation to whom payment is

                                                        19

     due,  (3) the  amount to be  disbursed,  and (4) that each  obligation  mentioned  therein  has been  properly incurred,  is a proper  charge  against the  separate  trust fund,  and has not been the basis of any previous disbursement.  Any balance of the Net Proceeds  remaining  after such work has been completed shall be paid to the Company.

         (b) To the  redemption  of the  Bonds on the next  succeeding  interest  payment  date as  specified  in a written notice by the Company to the Bond Trustee;  provided,  that no part of the Net Proceeds may be applied for such  redemption  unless (1) all of the Bonds are to be redeemed in  accordance  with the  Indenture  upon prepayment of the amounts  payable  hereunder  pursuant to Section  11.2(a) or (2) in the event that less than all of the Bonds are to be  redeemed,  the  Company  shall  furnish  to the  Issuer  and the Bond  Trustee  an
     Officer's  Certificate  of the Company  acceptable  to the Issuer and the Bond  Trustee  stating  that (i) the property  forming the part of the Project that was damaged or destroyed by such  casualty is not  essential to the use or  possession  of the  Project  by the  Company  or (ii) the  Project  has been  repaired,  restored, modified, or improved to operate as designed.

         (c) If the Series 2000-B Bonds have been fully paid or cancelled, as the Company shall otherwise direct.

     Section 7.3.  Insufficiency  of Net Proceeds.  If the Net Proceeds are insufficient to pay in full the cost of any repair, restoration,  modification, or improvement referred to in Section 7.2(a),  the Company will nonetheless complete the work and will pay any cost in excess of the amount of the Net Proceeds held by the Bond  Trustee.  The
Company  agrees  that if by reason  of any such  insufficiency  of the Net  Proceeds  the  Company  shall  make any payments  pursuant  to the  provisions  of this  Section,  the Company  shall not be entitled to any  reimbursement therefor from the Issuer,  the Bond Trustee,  or the owners of any of the Bonds,  nor shall the Company be entitled to any diminution of the amounts payable under Section 5.3.

     Section 7.4.  Cooperation of Issuer.  The Issuer shall  cooperate fully with the Company at the expense of the
Company in filing any proof of loss with  respect to any  insurance  policy  covering the  casualties  described in
Section  7.1 and will,  to the extent it may  lawfully do so,  permit the  Company to  litigate  in any  proceeding resulting  therefrom  in the name and behalf of the  Issuer.  In no event will the Issuer  voluntarily  settle,  or consent to the  settlement  of, any proceeding  arising out of any insurance  claim without the written  consent of the Company.

     Section 7.5. Rights of Parties in Event of Condemnation; Bonds Protected in Any Event.

     A. If during  the Lease  Term  title to all or  substantially  all of the  leased  premises  shall be taken or condemned  by a  competent  authority  for any  public use or  purpose,  then this Head Lease  shall  terminate  at midnight on the 15th day after the  vesting of title in such  authority  and rent shall be paid to and  adjusted as of that day. In that event,  subject to the subsequent  provisions of this Section,  the  condemnation  award shall belong to the Issuer and shall be paid to the Bond Trustee and  deposited  into the Debt  Service Fund  (subject to the  provisions of the Indenture and this Head Lease) and the Company  hereby  assigns the award to the Issuer.  In the event the net  condemnation  award (being the gross amount awarded less all attorney's  fees and other expenses and  costs in the  condemnation  proceeding)  together  with the  amount  then in the Debt  Service  Fund  shall be insufficient  to pay in full, on the  redemption  date fixed by the Company  pursuant to the  provisions of Section

                                                        20

3.03 of the Indenture,  the amount necessary to pay all principal,  premium,  if any, interest,  the Bond Trustee's fees, and all other costs of redemption  (all of which,  for purposes of this Section,  shall be called "total bond redemption  expense"),  the Company agrees to pay,  promptly upon payment of the condemnation  award, as additional rent  under  this Head  Lease,  the  amount by which  the  total  bond  redemption  expense  shall  exceed  the net condemnation  award plus the amount  then on deposit in the Debt  Service  Fund.  The  Company's  agreement  to pay additional rent pursuant to this Section shall survive any  termination of this Head Lease under this Section.  For the purposes of this Article,  "all or  substantially  all of the leased premises" shall be deemed to mean a taking of all of the leased premises or a taking of such substantial  portion of the leased premises that the Company,  as determined by the Company in its sole discretion,  cannot reasonably  operate in the remainder in substantially the same  manner as before.  In the event the net  condemnation  award,  together  with the amount in the Debt  Service
Fund, shall be in excess of the amount necessary to pay the total bond redemption  expense,  the appropriate excess shall  belong to and be paid to the  Company.  To the extent  that the sum of the net  condemnation  award plus the amount  then on deposit in the Debt  Service  Fund plus any  amount  previously  paid to the owners of the Bonds on account of the total bond  redemption  expense shall be less than the total bond  redemption  expense,  the Company agrees to pay such  deficiency  to the Issuer as  additional  rent  hereunder.  The Issuer  agrees that it will not voluntarily accept,  without the prior approval of the Company,  any condemnation award, and the Issuer agrees that it will cooperate with the Company with the end in view of obtaining the maximum justifiable condemnation award.

     B. If less  than  substantially  all of the  leased  premises  shall  be  taken or  condemned  by a  competent authority  for any public use or purpose,  neither the term nor any of the  obligations  of either party under this
Head Lease shall be affected or reduced in any way, and

         (i) If any part of the  improvements  owned by the Issuer on the  leased  premises  (improvements  as used herein shall  include any item of the Issuer's  equipment)  is taken,  the Company  shall proceed to repair or rebuild  (repair or rebuild shall include  replacement  of any item of the Issuer's  equipment)  the remaining part as nearly as possible to the  condition  existing  prior to such taking,  to the extent that the same may be  feasible,  subject  to the right on the part of the  Company  to make  alterations  so as to  improve  the efficiency of the improvements; and

         (ii) The entire  condemnation  award shall be paid to the Company,  and the Issuer hereby assigns the same to the Company for the use of the  Company in  repairing  and  rebuilding  as provided in (i) above.  The said award shall be  transferred  to the  Company in the same manner as is provided in Section 7.1 with  respect to insurance  proceeds,  provided that the words "Net Proceeds" there referred to shall for purposes hereof refer to "net  condemnation  award." If the net  condemnation  award is in excess of the amount  necessary to repair and rebuild as specified in (i) above the excess shall be paid to the Company.  If the net condemnation  award is less than the  amount  necessary  for the  Company to repair  and  rebuild  as set forth in (i) above,  the
     Company shall nevertheless complete the repair and rebuilding work and pay the cost thereof; and

         (iii) If no part of the improvements is taken, the net condemnation award shall be paid to the Company.

                                                                21

     C. In the event of taking under either A or B above,  the Company shall have the right to  participate  at its own  expense  in,  and to offer  proof  in,  the  condemnation  proceedings  and to  receive  any  award (by way of negotiation,  settlement,  or  judgment)  which may be made for damages  sustained  by the Company by reason of the condemnation;  provided,  however, nothing in this subsection C shall be construed to diminish or impair in any way the  Company's  obligation  under  subsection  A of this  Section  to pay as  additional  rent  the  amount  of any insufficiency  of the net  condemnation  award  and the  funds  in the  Debt  Service  Fund to pay the  total  bond redemption expense.

     D. If the  temporary  use of the  whole or any part of the  leased  premises  shall be taken by right  of,  or acquired  pursuant  to the threat of,  eminent  domain,  this Head Lease  shall not be thereby  terminated  and the parties shall  continue to be obligated  under all of its terms and  provisions,  and the Company shall be entitled to receive the entire amount of the award made for such taking, whether by way of damages, rent, or otherwise.

     Section 7.6.  Company  Obligated to Continue Basic and Additional  Rental  Payments Until  Condemnation  Award
Available.  In the event of a taking of all or substantially  all of the leased premises as provided in Section 7.5
A,  notwithstanding  the  provision  therein  that the rent shall be paid to and  adjusted as of the 15th day after vesting of title in the taking  authority,  the Company  agrees to  continue to make  payment of the Basic Rent and the additional rent until the condemnation award shall be actually received by the Issuer;  provided,  however, the
Company  shall be  repaid,  solely  out of the net  condemnation  award,  the amount of rent so paid after the date provided in Section 7.5 A for the  adjustment  of rent.  This  agreement to repay shall not be construed in any way to impair or diminish the  Company's  obligations  under  Section 7.5 to pay as  additional  rent the amount of any insufficiency  of the net  condemnation  award  and the  moneys  in the Debt  Service  Fund to pay the  total  bond redemption expense.

     Section 7.7.  Right of Company to Participate in  Condemnation  Proceedings.  The Company shall have the right to participate in its own name in any negotiations or condemnation  proceedings,  but at its own expense, to resist or defend  condemnation,  and to make any  presentation  or  conduct  any  proceeding  which in its  discretion  is necessary or desirable to obtain any proper relief and, if the  condemnation  is  concluded,  to obtain the maximum award  justified  by the  taking,  subject,  however,  at all times to the prior  rights of the Issuer and the Bond
Trustee with respect to the indebtedness represented by the Bonds.

     Section 7.8.  Issuer's  Covenant  Not to Condemn.  The Issuer  covenants  that it will not take or condemn any part of the leased premises, or attempt to do so.

                                                   ARTICLE VIII
                                                 Special Covenants

     Section 8.1. No Warranty of Condition or Suitability by Issuer.  THE ISSUER MAKES NO WARRANTY,  EITHER EXPRESS
OR IMPLIED, AS TO THE CONDITION OF THE PROJECT OR THAT IT WILL BE SUITABLE FOR COMPANY'S PURPOSES OR NEEDS.

     Section  8.2.  Inspection  of the Project.  The Company  agrees that the Bond Trustee and the Issuer and their duly  authorized  agents shall have the right at all reasonable  times during business hours to enter upon the Real

                                                        22

Property and to examine and inspect the Project  without  interference  or prejudice to the  Company's  operations.
The Company further agrees that the Issuer and its duly  authorized  agents who are acceptable to the Company shall have  such  rights  of  access  to the  Project  as may be  reasonably  necessary  to  cause  to be  completed  the construction and installation provided for in Section 4.1.

     Section 8.3. Acxiom to Maintain its Corporate Existence;  Conditions under which Exceptions Permitted.  Acxiom will maintain its corporate  existence and will not dissolve or otherwise  dispose of all or  substantially  all of its  assets  and will  not  consolidate  with or  merge  into  another  corporation  or  permit  one or more  other corporations  to  consolidate  with or merge  into it;  provided,  however,  Acxiom  may,  without  violating  such agreement,  consolidate  with or merge into  another  domestic  corporation,  or permit one or more other  domestic corporations to consolidate with or merge into it, or sell or otherwise  transfer to another  domestic  corporation
(a domestic  corporation  means a  corporation  organized  and existing  under the laws of one of the states of the
United  States of America) all or  substantially  all of its assets as an entirety and  thereafter  dissolve on the condition that such surviving,  resulting,  or transferee  corporation shall expressly assume in writing all of the obligations  of Acxiom  contained in this Head Lease and the Bond  Guaranty  Agreement,  shall have a  consolidated tangible  net worth  after the  consolidation,  merger,  or sale of not less  than 95  percent  of the net worth of
Acxiom immediately prior to such  consolidation,  merger, or sale, and shall qualify or be qualified to do business in the State.  As used  herein,  "net worth"  means the  difference  obtained  by  subtracting  total  consolidated liabilities  (not  including as a liability any capital or surplus item) from total  consolidated  tangible  assets determined in accordance with generally  accepted  accounting  principles  applied on a consistent basis.  Prior to any such  consolidation,  merger,  or sale,  the Bond  Trustee  shall be  furnished  a  certificate  from the chief financial  officer of Acxiom or his deputy  stating that in the opinion of such  officer  none of the  covenants in this Head Lease will be violated as a result of said consolidation, merger, or sale.

     Section  8.4.  Furnishing  of  Certain  Information.  The  Company  will  permit  any  of the  Bond  Trustee's representatives,  at the Bond Trustee's expense,  to visit and inspect the Project, to examine all of the Company's books of account,  records,  reports, and other papers, to make copies and extracts therefrom, and to discuss their respective affairs,  finances, and accounts relating to the Project with their respective officers,  employees, and independent  public  accountants (and by this provision the Company authorizes its accountants to discuss the same)
all at such  reasonable  times  and as often  as may be  reasonably  requested;  provided,  however,  that the Bond
Trustee shall hold such  information  in confidence and shall not use such  information  for any purpose other than to determine  whether the  covenants,  terms,  and  provisions  of this Head Lease have been  complied  with by the
Company and to protect  its  interest  under this Head Lease or where  disclosure  may be required by law.  Nothing herein  shall be  deemed  to  constitute  a waiver  of any  accountant-client  privilege  during  the  pendency  of litigation between the Bond Trustee and the Company.

                                                    ARTICLE IX
  Assignment, Subleasing, Pledging, and Selling; Redemption; Optional and Mandatory Prepayment of Rent; Abatement
                                                      of Rent

     Section 9.1.  Assignment and  Subleasing.  Neither the Company nor Acxiom may assign this Head Lease or sublet the leased premises or part thereof,  other than to Acxiom,  without the prior written consent of the Issuer, which consent shall not be  unreasonably  withheld;  provided,  however,  that without the prior  written  consent of the

                                                        23

Issuer the Company and/or Acxiom may assign and pledge as security its rights  hereunder to Bank of America,  N.A., or any  affiliate  thereof.  Notwithstanding  the  foregoing,  no  assignment  or  subletting  and no  dealings  or transactions  between the Issuer or the Bond  Trustee and any  sublessee or assignee  shall  relieve the Company or
Acxiom of any of its obligations  under this Head Lease,  and the Company and Acxiom shall remain as fully bound as though no  assignment  or  subletting  had been  made,  and  performance  by any  assignee  or  sublessee  shall be considered as performance pro tanto by the Company and Acxiom.

     It is  understood  and  agreed  that this Head Lease (and the leased  premises  and rents  hereunder)  will be assigned and pledged to the Bond Trustee as security for the payment of the  principal of and premium,  if any, and interest on the Bonds,  but  otherwise the Issuer shall not,  without the prior written  consent of the Company and
Acxiom,  assign,  encumber,  sell, or dispose of all or any part of its rights,  title,  and interest in and to the leased  premises and this Head Lease,  except to the Company in accordance  with the  provisions of this Head Lease and to the Bond Trustee  under the  Indenture,  but subject to the  provisions  set forth below,  without the prior written consent of the Company.

     Section 9.2.  Restrictions  on Sale,  Mortgage,  or other  Conveyance of Project by Issuer.  The Issuer agrees that,  except for the assignment of this Head Lease and the rentals  hereunder to the Bond Trustee  pursuant to the
Indenture,  it will not sell,  assign,  mortgage,  pledge,  transfer,  or convey the Project during the Lease Term, except as specifically provided in this Head Lease.

     Section 9.3.  Redemption of Bonds. The Issuer,  at the request at any time of the Company and if the Bonds are then callable,  shall forthwith take all steps that may be necessary under the applicable  redemption provisions of the  Indenture  to effect  redemption  of all or part of the then  outstanding  Bonds,  as may be  specified by the
Company, on the earliest  redemption date on which such redemption may be made under such applicable  provisions or upon the date set for the redemption by the Company pursuant to Section 11.2.

     Section 9.4.  Prepayment of Rents.  To permit the  redemption of Bonds pursuant to the exercise of any options of the Company  hereunder,  and solely for that purpose,  there is expressly reserved to the Company the right, and the  Company  is  authorized  and  permitted,  at any time it may  choose,  to prepay  all or any part of the rents payable  under  Section 5.3, and the Issuer  agrees that the Bond Trustee may accept such  prepayment of rents when the same are tendered by the Company.  All rents so prepaid shall be credited on the rental  payments  specified in
Section 5.3, in the order of their  maturities,  and shall be used for the  redemption  of the Bonds in  accordance with the Indenture.

     Section 9.5.  Company  Entitled to Certain Rent Abatement if Bonds Paid Prior to Maturity.  If at any time the moneys  in the Debt  Service  Fund  shall be  sufficient  to  retire,  in  accordance  with the  provisions  of the
Indenture,  all of the Bonds Outstanding,  and to pay all fees and charges of the Bond Trustee due or to become due through the date on which the last of the Bonds is retired,  under  circumstances  not resulting in  termination of the Lease  Term,  and if the  Company is not at the time  otherwise  in default  hereunder,  the  Company  shall be entitled to use and occupy the Project  from the date on which such  aggregate  moneys are in the hands of the Bond
Trustee to and  including  the date on which the last of the Bonds is  retired,  without the payment of rent during the interval (but otherwise on the terms and conditions  hereof,  in the absence of exercise of the purchase option provided for in Section 11.4).

                                                        24

     Section  9.6.  Reference  to  Bonds  Ineffective  After  Bonds  Paid or  Cancelled.  Upon  payment  in full or cancellation  of the Bonds or the return thereof marked paid in full (or provision for payment  thereof having been made in  accordance  with the  provisions  of the  Indenture)  and all fees and  charges of the Bond  Trustee,  all references in this Head Lease to the Bonds and the Bond Trustee shall be  ineffective  and neither the Bond Trustee nor the  Bondowners  shall  thereafter  have any  rights  hereunder,  saving  and  excepting  those that shall have theretofore vested.

                                                     ARTICLE X
                                          Events of Default and Remedies

     Section 10.1 Events of Default. Each of the following shall be an Event of Default:

         (a) The Company  shall fail to pay any Lease  Payment on or prior to the date on which such Lease  Payment is due and payable;

         (b) The Company shall default in the  performance of or breach of any agreement,  covenant,  warranty,  or representation  contained  in this Head Lease  (other than as  specified  in  subsection  (a) above),  and the continuation  of such  failure  for a period of 30 days  after  notice  thereof  shall  have been given to the
     Company by the Issuer or the Bond  Trustee,  or for such longer  period as the Issuer and the Bond Trustee may agree to in  writing;  provided,  that if the failure is other than the payment of money and is of such nature that it can be corrected but not within the applicable  period,  that failure shall not constitute an Event of
     Default so long as the  Company  institutes  curative  action  within  the  applicable  period and  diligently pursues that action to completion;

         (c) The Company or Acxiom  shall (1)  institute  a voluntary  case under the  Bankruptcy  Code,  as now or hereafter constituted,  or any other federal or state bankruptcy,  insolvency,  or similar law; (2) consent to the appointment or taking possession by a receiver,  liquidator,  assignee, custodian, trustee,  sequestrator, or other similar  official of the Company or Acxiom or any substantial  portion of its property;  (3) make any assignment  for the  benefit of  creditors;  (4) admit in writing  its  inability  generally  to pay its debts generally as they become due; or (5) take corporate action in furtherance of any of the foregoing;

         (d) (1) A decree or order for relief by a court  having  jurisdiction  of the Company or Acxiom  adjudging the  Company  or Acxiom as  insolvent  or  approving  as  properly  filed a petition  seeking  reorganization, arrangement,  adjustment,  or composition in respect of the Company or Acxiom in an involuntary case under the
     Bankruptcy  Code, as now or hereafter  constituted or any other federal or state  bankruptcy,  insolvency,  or similar  law shall have been  filed  with  respect to the  Company  or  Acxiom;  (2) a  receiver,  liquidator, assignee,  custodian,  trustee,  sequestrator,  or other  similar  official of the Company or Acxiom or of any substantial  portion of the Company's or Acxiom's property shall have been appointed;  or (3) a decree for the winding up or  liquidation  of the  Company's or Acxiom's  affairs  shall have been entered and such decree or order shall have continued unstayed and in effect for a period of 60 consecutive days;

     Notwithstanding  the  foregoing,  if, by reason of Force  Majeure  (as  hereinafter  defined),  the Company is unable to perform or  observe  any  agreement,  term,  or  condition  hereof  which  would give rise to an Event of

                                                        25

Default under  subsection  (b) hereof,  the Company shall not be deemed in default  during the  continuance of such inability.  However,  the Company shall promptly give notice to the Bond Trustee and the Issuer of the existence of an event of Force Majeure and the Company shall use its best efforts to remove the effects  thereof;  provided that the  settlement of strikes or other  industrial  disturbances  shall be entirely  within its  discretion.  The term
Force Majeure shall mean, without limitation,  the following:  acts of God; strikes,  lockouts, or other industrial disturbances;  acts of public  enemies;  orders or restraints of any kind of the government of the United States of
America or of the State or any of their departments,  agencies, political subdivisions,  or officials, or any civil or military authority;  insurrections;  civil disturbances;  riots; epidemics; landslides;  lightning; earthquakes;
fires; hurricanes;  tornadoes;  storms; droughts;  floods; arrests; restraint of government and people; explosions;
breakage,  malfunction or accident to  facilities,  machinery,  transmission  pipes,  or canals;  partial or entire
failure  of  utilities;  shortages  of  labor,  materials,  supplies,  or  transportation;   or  any  other  cause,
circumstance or event not reasonably within the control of the Company.

     Section 10.2.  Remedies on Default.  Whenever an Event of Default shall have happened and be  continuing,  any one or more of the following remedial steps may be taken:

         (a) If  acceleration  of the principal  amount of the Bonds has been declared  pursuant to Section 7.02 of the  Indenture,  the Bond  Trustee  shall  declare  all Lease  Payments  to be  immediately  due and  payable, whereupon the same shall be and become immediately due and payable;

         (b) Re-enter  and take  possession  of the Project  without  terminating  this Head Lease and sublease the
     Project for the account of the Company,  holding the Company  liable for the  difference in the rent and other amounts  payable  by such  sublessee  in such  subleasing  and the basic and  additional  rent  payable by the
     Company hereunder.

         (c)  Terminate  the Lease Term,  exclude the Company  from  possession  of the  Project,  and use its best efforts to lease the Project to another for the account of the Company.

         (d) The Issuer or the Bond  Trustee or the  holders of a majority  in  aggregate  principal  amount of the
     Outstanding Bonds may have access to, inspect,  examine, and make copies of the books, records,  accounts, and financial data of the Company pertaining to the Project; or

         (e) The Issuer or the Bond Trustee may pursue all  remedies now or hereafter  existing at law or in equity to collect  all  amounts  then due and  thereafter  to become  due under this Head Lease or the Bond  Guaranty
     Agreement or to enforce the  performance  and  observance of any other  obligation or agreement of the Company under those instruments.

     Notwithstanding  the  foregoing,  the Issuer shall not be obligated to take any step which in its opinion will or might cause it to expend time or money or otherwise  incur liability  unless and until a satisfactory  indemnity bond has been  furnished  to the  Issuer at no cost or  expense  to the  Issuer.  Any  amounts  collected  as Lease
Payments  or  applicable  to Lease  Payments  and any other  amounts  which would be  applicable  to the payment of amounts due under this Head Lease and the  Indenture  collected  pursuant to action taken under this Section  shall

                                                        26

be paid into the Debt  Service Fund and applied in  accordance  with the  provisions  of the  Indenture  or, if the
Outstanding  Bonds have been paid and discharged in accordance with the provisions of the Indenture,  shall be paid as provided in the Indenture for transfers of remaining amounts in the Bond Fund.

     The provisions of this Section are subject to the further  limitation  that the rescission by the Bond Trustee of its  declaration  that all of the Bonds are immediately due and payable may but need not constitute an annulment of any  corresponding  declaration  made pursuant to paragraph  (a) of this Section and a waiver and  rescission of the  consequences of that  declaration and of the Event of Default with respect to which that  declaration has been made,  provided  that no such waiver or  rescission  shall extend to or affect any  subsequent  or other default or impair any right consequent thereon.

     Section 10.3. No Remedy  Exclusive.  No remedy conferred upon or reserved to the Issuer or the Bond Trustee by this Head Lease is intended to be exclusive  of any other  available  remedy or  remedies,  but each and every such remedy shall be  cumulative  and shall be in addition to every other remedy given under this Head Lease or the Bond
Guaranty  Agreement,  now or hereafter existing at law, in equity, or by statute.  No delay or omission to exercise any right or power  accruing  upon any  default  shall  impair  that right or power or shall be  construed  to be a waiver  thereof,  but any such  right and power  may be  exercised  from time to time and as often as may be deemed expedient.  In order to  entitle  the Issuer or the Bond  Trustee to  exercise  any remedy  reserved  to it in this
Article,  it shall not be necessary to give any notice,  other than any notice required by law or for which express provision is made herein.

     Section  10.4.  Agreement to Pay  Attorneys'  Fees and Expenses.  If an Event of Default  should occur and the
Issuer or the Bond Trustee should incur  expenses,  including  attorneys'  fees, in connection with the enforcement of this Head Lease or the Bond  Guaranty  Agreement or the  collection  of sums due  thereunder,  the Company shall reimburse the Issuer and the Bond Trustee, as applicable, for the reasonable expenses so incurred upon demand.

     Section  10.5. No Waiver.  No failure by the Issuer or the Bond Trustee to insist upon the strict  performance by the  Company  of any  provision  hereof  shall  constitute  a waiver of the right to strict  performance  and no express  waiver  shall be deemed to apply to any other  existing or  subsequent  right to remedy the failure by the
Company to observe or comply with any provision hereof.

     Section 10.6.  Notice of Default.  The Company or the Issuer shall notify the Bond Trustee  immediately  if it becomes aware of the occurrence of any Event of Default  hereunder or of any fact,  condition or event which,  with the giving of notice or passage of time or both, would become an Event of Default.

     Section  10.7.  Equitable  Relief.  The Issuer,  the Company,  and the Bond Trustee  shall each be entitled to specific  performance,  injunctive,  or other  appropriate  equitable relief for any breach or threatened breach of any of the provisions of this Head Lease,  notwithstanding  the availability of an adequate remedy at law, and each party hereby waives the right to raise such defense in any proceeding in equity.

                                                        27

                                                    ARTICLE XI
                                            Options in Favor of Company

     Section  11.1.  Extraordinary  Optional  Redemption.  The  Company  shall  have,  subject  to  the  conditions hereinafter  imposed,  the option to direct the redemption of the entire unpaid  principal  balance of the Bonds in accordance  with Section 3.03 and other  applicable  provisions of the Indenture  upon the occurrence of any of the following events.

         (a) The Project  shall have been damaged or destroyed to such an extent that (1) it cannot  reasonably  be expected to be restored,  within a period of six months, to the condition thereof  immediately  preceding such damage or  destruction  or (2) its normal use and  operation  is  reasonably  expected to be  prevented  for a period of six consecutive months.

         (b) Title to, or the  temporary  use of, all or a  significant  part of the Real  Property  or the Project shall have been taken  under the  exercise of the power of eminent  domain,  or sold in lieu  thereof,  (1) to such extent that the Project cannot  reasonably be expected to be restored  within a period of six months to a condition of  usefulness  comparable  to that  existing  prior to the taking or (2) as a result of the taking, normal  use and  operation  of the  Project  is  reasonably  expected  to be  prevented  for a  period  of six consecutive months.

         (c) As a result of any changes in the  Constitution  of the State,  the  Constitution of the United States
     of America,  or state or federal laws or as a result of legislative or  administrative  action  (whether state or federal) or by final decree,  judgment,  or order of any court or  administrative  body  (whether  state or federal)  entered after the contest thereof by the Issuer or the Company in good faith,  this Head Lease shall have become void or  unenforceable  or impossible of performance in accordance  with the intent and purpose of the parties as expressed in this Head Lease, or if unreasonable  burdens or excessive  liabilities  shall have been imposed with respect to the Real Property or the Project or the  operation  thereof,  including,  without limitation,  federal,  state, or other ad valorem,  property,  income, or other taxes not being imposed on the date of this Head Lease other than ad valorem taxes  presently  levied upon privately  owned property used for the same general purpose as the Project.

    To  exercise  its  option  provided  for in this  Section,  the  Company,  within 90 days  following  the event authorizing  the exercise of that option,  shall give notice to the Issuer and to the Bond Trustee  specifying  the date on which the Company will  deliver the funds  required  for  redemption,  which date shall be not more than 90 days from the date that notice is mailed,  and shall make  arrangements  satisfactory  to the Bond  Trustee for the giving of the required notice of redemption.

    The amount  payable by the Company in the event of its exercise of the option  granted in this Section shall be the sum of the following:

         (i) An amount of money  which,  when added to the moneys  and  investments  held to the credit of the Debt
     Service  Fund,  will be sufficient  pursuant to the  provisions of the Indenture to pay, at par, and discharge all then Outstanding Bonds on the earliest applicable redemption date, plus

                                                        28

         (ii) An amount of money equal to all other  payments,  fees,  and expenses  relating to the Bonds  accrued and to accrue until actual final  payment and  redemption  of the Bonds,  including  amounts to be paid to the
     Bond Trustee.

    The  requirement  of (ii)  above  with  respect  to  additional  payments  to accrue  may be met if  provisions satisfactory to the Bond Trustee and the Issuer are made for paying those amounts as they accrue.

    The Company  also shall have the option,  in the event that title to or the  temporary  use of a portion of the
Real  Property or the Project  shall be taken under the  exercise of the power of eminent  domain,  or sold in lieu thereof,  even if the taking is not of such  nature as to permit the  exercise  of the  redemption  option  upon an event  specified in (b) above,  to direct the  redemption,  at a redemption  price of 100 percent of the  principal amount thereof prepaid,  plus accrued  interest to the redemption  date, of that part of the outstanding  principal balance  of the Bonds  (rounded  downward  to the  nearest  Authorized  Denomination)  as may be  payable  from the proceeds  received by the Company  (after the payment of costs and  expenses  incurred in the  collection  thereof)
received in the eminent  domain  proceeding  or related  sale,  provided,  that,  the Company  shall furnish to the
Issuer and the Bond Trustee a certificate of an engineer  stating that (1) the property  comprising the part of the
Project taken is not essential to continued  operations of the Real Property or the Project in the manner  existing prior to that taking,  or (2) other  improvements  have been  acquired or made which are suitable for the continued
operation of the Project.

    The rights and options  granted to the Company in this Section may be  exercised  whether or not the Company is in default  hereunder;  provided,  that such  default will not relieve the Company from  performing  those  actions which are necessary to exercise any such right or option granted hereunder.

     Section  11.2.  Conveyance  on  Exercise of Option to Acquire  Legal  Title.  At the  closing of the  purchase pursuant  to the  exercise of any option to acquire  legal title  granted  herein,  or upon  payment in full of its obligations  pursuant to Section 7.5 A or 11.3,  the Issuer will upon receipt of the purchase  price deliver to the
Company the following:

         (a) If the  Indenture  shall not at the time have been  satisfied in full, a release from the Bond Trustee of the property being acquired from the lien of the Indenture.

         (b) Documents  conveying to the Company good and marketable title to the property being acquired,  as such property then exists,  subject to the following:  (i) those liens and encumbrances,  if any, to which title to said  property  was subject  when  conveyed to the Issuer;  (ii) those liens and  encumbrances  created by the
     Company or to the  creation or suffering of which the Company  consented;  (iii) those liens and  encumbrances resulting  from the failure of the Company to perform or observe any of the  agreements on its part  contained in this Head Lease;  (iv)  Permitted  Encumbrances  other than the Indenture and this Head Lease;  and (v) the rights and title of the condemning authority with respect to Section 7.5 A.

     Section  11.3.  Option to Acquire  Legal Title Upon Full Payment,  Cancellation,  or Return of the Bonds.  The
Company  shall have and is hereby  granted an option to purchase and acquire  legal title to and the Issuer  agrees

                                                        29

to sell the  Project  at or at any time  during or after the  expiration  or sooner  termination  of the Lease Term following  full  payment or  cancellation  of the Bonds (or  provision  for  payment  thereof  having  been made in accordance  with the  provisions  of the  Indenture) or the return to the Issuer of the Bonds marked "Paid in Full"
for a price of $10.  At the  closing  of the  foregoing  purchase,  the Issuer  will  deliver  to the  Company  the documents referred to in Section 11.2.

    The rights and options  granted to the Company in this Section may be  exercised  whether or not the Company is in default  hereunder;  provided,  that such  default will not relieve the Company from  performing  those  actions which are necessary to exercise any such right or option granted hereunder.

                                                    ARTICLE XII
                                                   Miscellaneous

     Section 12.1. Notices.  All notices,  certificates,  or other  communications  hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified  mail,  return  receipt  requested,  postage prepaid, addressed as follows:

    Company:                  First Security Bank, National Association
                              79 South Main Street
                              Salt Lake City, UT 84111
                              Attention: Val T. Orton, Vice President
                              Telephone: (801) 246-5300
                              Telecopy: (801) 246-5053
                              With a copy to:

                              Bank of America, N.A.
                              555 California Street, 41st Floor
                              San Francisco, CA 94104-1503
                              Attention: Kevin Leader, Managing Director
                              Telephone: (415) 622-4585
                              Telecopy: (415) 622-4585

    Acxiom                    Acxiom Corporation
                              1 Information Way
                              Little Rock, AR 72202
                              Attention: Jerry C. Jones,
                              Business Development/Legal Leader
                              Telephone: (501) 252-1350
                              Telecopy: (501) 252-5395

                                                        30

    Issuer:                   City of Little Rock, Arkansas
                              City Hall, Room 203
                              500 West Markham Street
                              Little Rock, AR 72201
                              Attention: Cy Carney, City Manager
                              Telephone: (501) 371-4510
                              Telecopy: (501) 371-4498

    Bond Trustee:             First Security Bank, National Association,
                              79 South Main Street
                              Salt Lake City, UT 84111
                              Attention: Val T. Orton, Vice President
                              Telephone: (801) 246-5300
                              Telecopy: (801) 246-5053

     A duplicate copy of each notice,  certificate,  or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Bond  Trustee.  The Issuer,  the Company,  and the Bond Trustee
may,  by notice  given  hereunder,  designate  any  further  or  different  address  to which  subsequent  notices, certificates, or other communications shall be sent.

     Section  12.2.  Binding  Effect.  This Head Lease shall inure to the benefit of and shall be binding  upon the
Issuer, the Company,  Acxiom, and their respective  successors and assigns,  subject,  however,  to the limitations contained in Sections 9.1 and 9.2.

     Section  12.3.  Severability.  In the  event  any  provision  of this  Head  Lease  shall be held  invalid  or unenforceable  by any court of competent  jurisdiction,  such holding shall not invalidate or render  unenforceable any other provision hereof.

     Section 12.4.  Amendments,  Changes, and Modifications.  Except as otherwise provided in this Head Lease or in the  Indenture,  subsequent  to the initial  issuance of Bonds and prior to their payment in full (or provision for the payment thereof having been made in accordance  with the provisions of the Indenture),  this Head Lease may not be effectively  amended,  changed,  modified,  altered, or terminated without the concurring written consent of the
Bond Trustee  given in the manner and subject to the  approval of owners of the Bonds as provided in Section  10.08 of the Indenture.

     Section 12.5.  Priority of Head Lease.  This Head Lease (as it may be amended or supplemented  pursuant to the provisions  hereof) and the estate of the Company  hereunder are and shall continue to be superior and prior to the
Indenture (as it may be amended or supplemented).

     Section 12.6.  Execution  Counterparts.  This Head Lease may be executed in counterparts,  each of which shall be an original and all of which shall constitute one and the same instrument.

     Section 12.7.  Captions.  The captions or headings of this Head Lease are for  convenience  only and in no way define, limit, or describe the scope or intent of any provisions of this Head Lease.

                                                        31

     Section 12.8. Security Agreement; Recording and Filing.

     (a) This Head Lease is also a security  agreement under the Uniform  Commercial  Code of the State,  and it is contemplated  by the parties  that a security  interest  (i) in the rentals and other money due from the Company to the Issuer hereunder,  (ii) the Leased Equipment,  and (iii) certain other interests of the Issuer, will be granted to the Bond Trustee pursuant to the Indenture.

     (b) This Head Lease or a memorandum  thereof and the Indenture  shall be recorded in the Office of the Circuit
Clerk and Ex-Officio Recorder of Pulaski County,  Arkansas,  or in such other office as may at the time be provided by law as the proper place for the recordation thereof.

     (c) The Company  hereby agrees to execute one or more financing  statements and renewals  thereof with respect to the  security  interests  granted  by this Head Lease and to file such  statements  or  renewals  thereof in any appropriate  public  office.  The Company  hereby  delegates  to the Bond  Trustee the  authority  to execute  such renewals on its behalf.

     Section 12.9. Law Governing  Construction  of Head Lease.  This Head Lease shall be governed by, and construed in accordance with, the laws of the State.

     Section  12.10.  Limitation  of  Liability of the  Company.  Other than with  respect to the  representations, warranties,  and  covenants  of the Company set forth in Section 2.2,  and without  limiting  any of the  Company's rights under this Head Lease,  including  without  limitation the right to purchase the Project under Section 11.3, all  representations,  warranties,  and  covenants  of the Company  made in this Head Lease shall also be deemed to have been made by Acxiom,  and the Company shall have no liability to the Issuer,  the Bond  Trustee,  or any other party  claiming by or through them, and all such parties  hereby  expressly  waive and release the Company from any such liability for any breach of any such  representation,  warranty,  or covenant;  it being  understood  that the
Issuer  and the Bond  Trustee  shall  rely  solely  on  Acxiom  for the  performance  of all such  representations, warranties,  and  covenants  and with  respect  to any  liability  resulting  from the  breach  thereof  as if such representations,  warranties,  and covenants  were made directly by Acxiom and not the Company and  performance  by
Acxiom thereof shall be considered performance pro tanto by the Company.

                                  [The balance of this page left blank intentionally.]

                                                        32

                                    Signature Pages of the Head Lease Agreement
     IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  these  presents as of the day and year first above written.

                                                              City of Little Rock, Arkansas, Issuer

                                                              By:_________________________________
                                                                                Jim Dailey, Mayor

ATTEST:

By:_________________________________
               Nancy Wood, City Clerk

                                                              First Security Bank, National Association, not in
                                                              its individual capacity but solely as Owner Trustee
                                                              under the AC Trust 2000-1

                                                              By:_________________________________
                                                                          Val T. Orton, Vice President

                                                              Acxiom Corporation

                                                              By:_________________________________
                                                                                 Jerry C. Jones,
                                                                        Business Development/Legal Leader

                                 Acknowledgment Pages of the Head Lease Agreement
                                                  ACKNOWLEDGMENT

STATE OF ARKANSAS                    )
                                     ) ss
COUNTY OF PULASKI                    )

     On this ____ day of  October,  2000,  before me, a Notary  Public  duly  commissioned,  qualified  and acting, within and for the County  and State  aforesaid,  appeared  in person the within  named Jim Dailey and Nancy  Wood,
Mayor  and City  Clerk,  respectively,  of the City of  Little  Rock,  Arkansas,  a  municipality  of the  State of
Arkansas,  to me personally  known,  who stated that they were duly  authorized in their  respective  capacities to execute the foregoing  instrument for and in the name of the City, and further  stated and  acknowledged  that they had signed,  executed,  and delivered the foregoing  instrument for the  consideration,  uses, and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on the date first above written.

                                                              ____________________________________
                                                                                  Notary Public

My commission expires:

____________________________________

                                                  ACKNOWLEDGMENT

STATE OF ______________              )
                                     ) ss
COUNTY OF ____________               )

     On this ____ day of  October,  2000,  before me, a Notary  Public  duly  commissioned,  qualified  and acting, within and for the County and State  aforesaid,  appeared in person the within named Val T. Orton,  Vice  President of First  Security Bank,  National  Association,  not in its individual  capacity but solely as Owner Trustee under the AC Trust 2000-1,  a grantor  trust  created  pursuant to the terms and  conditions  of a Trust  Agreement  (the
"Trust  Agreement")  between the  several  holders  from time to time as parties  thereto,  as  holders,  and First
Security  Bank,  National  Association,  to me  personally  known,  who stated that he was duly  authorized  in his capacity to execute the foregoing  instrument  for and in the name and behalf of the bank,  and further  stated and acknowledged that he had so signed,  executed, and delivered the foregoing instrument for the consideration,  uses, and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on the date first above written.

                                                              ____________________________________
                                                                                  Notary Public

My commission expires:

____________________________________

                                                  ACKNOWLEDGMENT

STATE OF ARKANSAS                    )
                                     ) ss
COUNTY OF PULASKI                    )

     On this ____ day of  October,  2000,  before me, a Notary  Public  duly  commissioned,  qualified  and acting, within and for the County and State  aforesaid,  appeared  in person the  within  named  Jerry C.  Jones,  Business
Development/Legal  Leader of Acxiom Corporation,  a Delaware  corporation,  to me personally known, who stated that he was duly  authorized in his capacity to execute the foregoing  instrument  for and in the name and behalf of the corporation,  and further  stated and  acknowledged  that he had so signed,  executed,  and delivered the foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on the date first above written.

                                                              ____________________________________
                                                                                  Notary Public

My commission expires:

____________________________________

                                                     EXHIBIT A

    TO THE HEAD LEASE AGREEMENT BY AND AMONG THE CITY OF LITTLE ROCK, ARKANSAS, AS LESSOR; FIRST SECURITY BANK,
  NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE UNDER THE AC TRUST 2000-1, AS
                                          LESSEE; AND ACXIOM CORPORATION

                                             Real Property Description

The following described lands situated in the County of Pulaski, State of Arkansas:

         PARCEL 1:

         Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, and 12, Block 14, Pope's Addition to the City of Little Rock, Pulaski
         County, Arkansas, as shown on the Plat recorded in Plat Book H, Page 30, records of Pulaski
         County, Arkansas;

         LESS AND EXCEPT THE FOLLOWING:

         TRACT A:

         A part of Lot 6, Block 14, Pope's Addition to the City of Little Rock,  Pulaski County,  Arkansas
         being more particularly described as follows:

                  BEGINNING  at the NE Corner of said Lot 6 thence S 09°23'25"  W, along the West
                  Right of Way line of Ferry  Street,  19.99  feet;  thence  along a curve to the left  having a radius of 20.00 feet,  an arc of 31.40 feet and a chord  bearing and  distance  of N  35°35'38"  W, 28.28 feet to the South Right of Way line of
                  East 3rd  Street;  thence S  80°34'41"  E, along said South  Right of Way line,
                  19.99 feet to the POINT OF BEGINNING.  Containing 0.002 Acres (86 Sq. Ft.) more or less.

         AND

         TRACT B:

         A part of Lot 1, Block 14, Pope's Addition to the City of Little Rock,  Pulaski County,  Arkansas
         being more particularly described as follows:

                  BEGINNING  at the SE Corner of said Lot 1 thence N 80°28'37" W, along the North
                  Right of Way line of East 4th Street,  20.05 feet;  thence along a curve to the left  having a radius of 20.00 feet,  an arc of 31.46 feet and a chord  bearing and  distance  of N  54°27'24"  E,  28.32 feet to the West Right of Way line of
                  Ferry  Street;  thence S 09°23'25" W, along said West Right of Way line,  20.05 feet to the POINT OF  BEGINNING.  Containing  0.002  Acres (86 Sq. Ft.) more or less.

                                                        A-1
         PARCEL 2:

         Lots 1 through  12,  Block  15,  Pope's  Addition  to the City of Little  Rock,  Pulaski  County,
         Arkansas,  as shown on the Plat  recorded  in Plat Book H, Page 30,  records of  Pulaski  County,
         Arkansas and the alley  running  North and South  through said Block 15, which was closed by City
         Ordinance No. 13,896,  a certified copy of which is filed for record as Instrument No.  80-46764, records of Pulaski County, Arkansas;

         LESS AND EXCEPT THE FOLLOWING:

         TRACT C:

         A part of Lot 12,  Block  15,  Pope's  Addition  to the  City of  Little  Rock,  Pulaski  County,
         Arkansas being more particularly described as follows:

                  BEGINNING  at the SW Corner of said Lot 12 thence N 09°25'37" E, along the East
                  Right of Way line of Commerce Street,  19.97 feet;  thence along a curve to the left  having a radius of 20.00 feet,  an arc of 31.38 feet and a chord  bearing and  distance  of S  35°31'30"  E, 28.26 feet to the North Right of Way line of
                  East 4th  Street,  thence N  80°28'37"  W, along said North  Right of Way line,
                  19.97 feet to the POINT OF BEGINNING.  Containing 0.002 Acres (86 Sq. Ft.) more or less.

         AND

         TRACT D:

         A part of Lot 7, Block 15, Pope's Addition to the City of Little Rock,  Pulaski County,  Arkansas
         being more particularly described as follows:

                  BEGINNING  at the NW Corner of said Lot 7 thence S 80°26'59" E, along the South
                  Right of Way line of East 3rd Street,  20.04 feet;  thence along a curve to the left  having a radius of 20.00 feet,  an arc of 31.46 feet and a chord  bearing and  distance  of S  54°29'19"  W,  28.31 feet to the East Right of Way line of
                  Commerce  Street;  thence N  09°25'37"  E,  along  said East Right of Way line,
                  20.04 feet to the POINT OF BEGINNING.  Containing 0.002 Acres (86 Sq. Ft.) more or less.

         PARCEL 3:

         All that part of Sherman  Street  between 3rd and 4th Streets  and the Alley  within  Block 14 in
         Pope's  Addition to the City of Little Rock,  Arkansas,  which was closed by City  Ordinance  No.
         18,026,  a Certified  copy of which was filed for record on  September  23, 1999 and  recorded as
         Instrument No. 99-76741, records of Pulaski county, Arkansas;

                                                        A-2

         together  with  all  rights,  structures,   easements,  alleys,   rights-of-ways,   improvements,
         fixtures, or privileges located thereon or appertaining thereto.

                                                        A-3

                                                     EXHIBIT B

    TO THE HEAD LEASE AGREEMENT BY AND AMONG THE CITY OF LITTLE ROCK, ARKANSAS, AS LESSOR; FIRST SECURITY BANK,
  NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE UNDER THE AC TRUST 2000-1, AS
                                          LESSEE; AND ACXIOM CORPORATION

                                          Form of Requisition Certificate

Requisition No.: ______                                                              Date: ________________________

First Security Bank, National Association, Corporate Trust Department:

     This  certificate is provided to you pursuant to Section 4.2 of the Head Lease  Agreement,  dated as of May 1,
2000 (the "Head Lease"),  among the City of Little Rock,  Arkansas (the  "Issuer");  First Security Bank,  National
Association,  not in its individual  capacity but solely as Owner Trustee under the AC Trust 2000-1 (the "Lessee");
and Acxiom Corporation ("Acxiom");  and in accordance with Section 4.02 of the Trust Indenture,  dated as of May 1,
2000 (the  "Indenture"),  between  the Issuer and First  Security  Bank,  National  Association,  as Bond  Trustee.
Capitalized terms used in this certificate have the same meanings given such terms in the Head Lease.

     On behalf of Acxiom, the undersigned, a duly authorized officer of Acxiom, do hereby certify as follows:

         (i) There has been expended,  or is being expended  concurrently with the delivery of this certificate (or in the case of  interest  to be  transferred  to the Debt  Service  Fund after the  Completion  Date,  will be expended  within one year after the Completion  Date), an amount on account of Project Costs or Issuance Costs at least equal to $_______________, which amount is hereby requisitioned for disbursement; and

         (ii) No other  certificate  in respect of the  expenditures  set forth in clause (i) above is being or has previously been delivered to the Bond Trustee.

     You are hereby  directed to pay the amount of  $______________  (which is the amount  requisitioned  by clause
(i) above) from proceeds of the Bonds

         to _______________________________________________________________ (payee)

         by ___________________________________________________ (method of payment).

     You  are  hereby  directed  to  transfer  $_______________  to the  Debt  Service  Fund  for  interest  during construction.

                                                              Acxiom Corporation

                                                              By: ________________________________
                                                              Name/Title: _________________________

                                                        B-1